EXHIBIT 10.3 EXECUTION VERSION [*****] Text omitted for confidential treatment. The redacted information has been excluded because it is (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. SECURITIES PURCHASE AGREEMENT BY AND AMONG CORAM MATERIALS CORP., MILLER PLACE DEVELOPMENT LLC, A.B. OF SAYVILLE, LTD., MLFF REALTY CORP., BSLH REALTY CORP., MICHAEL VIGLIAROLO, LORRAINE VIGLIAROLO and USC ATLANTIC, INC. _____________________________ Dated February 24, 2020 302010047 v18

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ............................................................................................................. 1 Section 1.01 Certain Definitions ............................................................................................ 1 Section 1.02 Terms Defined Elsewhere in this Agreement .................................................... 1 ARTICLE II PURCHASE AND SALE ........................................................................................... 3 Section 2.01 Purchase and Sale .............................................................................................. 3 Section 2.02 Consideration ..................................................................................................... 3 Section 2.03 Transactions to be Effected at the Closing; Closing Deliveries ........................ 4 Section 2.04 Closing Purchase Price Adjustment ................................................................... 6 Section 2.05 Closing ............................................................................................................... 9 Section 2.06 Withholding Tax ................................................................................................ 9 ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANIES .................................................................................................... 9 Section 3.01 Organization, Authority and Qualification of the Companies ........................... 9 Section 3.02 Capitalization ................................................................................................... 10 Section 3.03 Subsidiaries ...................................................................................................... 10 Section 3.04 No Conflicts; Consents .................................................................................... 10 Section 3.05 Financial Statements ........................................................................................ 10 Section 3.06 Undisclosed Liabilities .................................................................................... 11 Section 3.07 Absence of Certain Changes, Events and Conditions...................................... 11 Section 3.08 Material Contracts ........................................................................................... 13 Section 3.09 Title to Assets; Real Property .......................................................................... 15 Section 3.10 Sufficiency of Assets ....................................................................................... 16 Section 3.11 Intellectual Property Assets ............................................................................. 16 Section 3.12 Inventory; Reserves ......................................................................................... 17 Section 3.13 Customers and Suppliers ................................................................................. 18 Section 3.14 Insurance .......................................................................................................... 18 Section 3.15 Legal Proceedings; Orders ............................................................................... 19 Section 3.16 Compliance with Laws; Permits ...................................................................... 19 Section 3.17 Environmental Matters .................................................................................... 20 Section 3.18 Employee Benefit Matters ............................................................................... 21 i 302010047 v18

Section 3.19 Employment Matters ....................................................................................... 23 Section 3.20 Taxes ................................................................................................................ 25 Section 3.21 Product Warranties .......................................................................................... 26 Section 3.22 Performance Bonds .......................................................................................... 27 Section 3.23 Accounts with Banks and Brokerages; Powers of Attorney ............................ 27 Section 3.24 Absence of Certain Business Practices ............................................................ 27 Section 3.25 Affiliate Interests ............................................................................................. 27 Section 3.26 Capital Expenditures ........................................................................................ 27 Section 3.27 Indebtedness .................................................................................................... 27 Section 3.28 Brokers............................................................................................................. 27 Section 3.29 Full Disclosure ................................................................................................. 28 ARTICLE IV REPRESENTATIONS AND WARRANTIES REGARDING SELLERS ............. 28 Section 4.01 Authority of Seller ........................................................................................... 28 Section 4.02 Title to Securities ............................................................................................. 28 Section 4.03 No Conflicts ..................................................................................................... 28 Section 4.04 Brokers............................................................................................................. 29 Section 4.05 Legal Proceedings ............................................................................................ 29 Section 4.06 Tax Matters ...................................................................................................... 29 Section 4.07 Disclaimer. ....................................................................................................... 29 ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER .................................... 29 Section 5.01 Organization and Authority of Buyer .............................................................. 29 Section 5.02 No Conflicts; Consents .................................................................................... 30 Section 5.03 Brokers............................................................................................................. 30 Section 5.04 Legal Proceedings ............................................................................................ 30 Section 5.05 Investment Purpose .......................................................................................... 30 ARTICLE VI COVENANTS ......................................................................................................... 31 Section 6.01 Confidentiality ................................................................................................. 31 Section 6.02 Non-competition; Non-solicitation. ................................................................. 31 Section 6.03 Governmental Approvals and Consents .......................................................... 33 Section 6.04 Books and Records .......................................................................................... 34 Section 6.05 Use of Name .................................................................................................... 34 Section 6.06 Public Announcements .................................................................................... 35 Section 6.07 Further Assurances; Litigation Cooperation .................................................... 35 Section 6.08 Performance Bond. .......................................................................................... 35 ii 302010047 v18

Section 6.09 Insurance. ......................................................................................................... 36 Section 6.10 Termination of Related Party Agreements. ..................................................... 36 Section 6.11 401(k) Plan Termination. ................................................................................. 37 Section 6.12 Bank Account Transition. ................................................................................ 37 ARTICLE VII TAX MATTERS .................................................................................................... 37 Section 7.01 Tax Covenants ................................................................................................. 37 Section 7.02 No Existing Tax Sharing Agreements ............................................................. 38 Section 7.03 Tax Indemnification ........................................................................................ 38 Section 7.04 Straddle Period ................................................................................................ 38 Section 7.05 Contests ........................................................................................................... 38 Section 7.06 Cooperation and Exchange of Information ...................................................... 39 Section 7.07 Tax Treatment of Indemnification Payments .................................................. 39 Section 7.08 Survival ............................................................................................................ 39 Section 7.09 Overlap ............................................................................................................ 39 Section 7.10 Section 338(h)(10) Elections ........................................................................... 39 Section 7.11 Purchase Price Allocation ................................................................................ 40 ARTICLE VIII INDEMNIFICATION .......................................................................................... 40 Section 8.01 Survival ............................................................................................................ 40 Section 8.02 Indemnification by Sellers ............................................................................... 41 Section 8.03 Indemnification by Buyer ................................................................................ 42 Section 8.04 Certain Limitations .......................................................................................... 43 Section 8.05 Indemnification Procedures ............................................................................. 46 Section 8.06 Payments .......................................................................................................... 49 Section 8.07 Insured Claims ................................................................................................. 49 ARTICLE IX MISCELLANEOUS ................................................................................................ 50 Section 9.01 Expenses .......................................................................................................... 50 Section 9.02 Notices ............................................................................................................. 50 Section 9.03 Interpretation ................................................................................................... 52 Section 9.04 Headings .......................................................................................................... 52 Section 9.05 Severability ...................................................................................................... 53 Section 9.06 Entire Agreement ............................................................................................. 53 Section 9.07 Successors and Assigns ................................................................................... 53 Section 9.08 No Third Party Beneficiaries ........................................................................... 53 Section 9.09 Amendment and Modification; Waiver ........................................................... 53 iii 302010047 v18

Section 9.10 Governing Law; Submission to Jurisdiction .................................................... 53 Section 9.11 WAIVER OF JURY TRIAL ........................................................................... 54 Section 9.12 Specific Performance ....................................................................................... 54 Section 9.13 Counterparts..................................................................................................... 54 Annex A – Certain Definitions Exhibit A – Sellers Exhibit B – Form of Consulting Agreement Exhibit C – Form of Offer Letter Exhibit D – Form of Seller Release Exhibit E – Form of Seller Affidavit Exhibit F – Form of Spousal Consent Exhibit G – Purchase Price Allocation Exhibit F – Prepaid Expenses Schedule I – Resignations Schedule II – Net Trade Working Capital Principles Schedule III – Excluded Items Schedule IV – Closing Indebtedness iv 302010047 v18

SECURITIES PURCHASE AGREEMENT This Securities Purchase Agreement (this “Agreement”), dated as of February 24, 2020, is entered into by and among Coram Materials Corp., a New York corporation (“Coram”), Miller Place Development LLC, a New York limited liability company (“MPD LLC”), A.B. of Sayville, Ltd., a New York corporation (“A.B. of Sayville”), MLFF Realty Corp., a New York corporation (“MLFF”), and BSLH Realty Corp., a New York corporation (“BSLH,” and collectively with Coram, MPD LLC, A.B. of Sayville and MLFF, the “Companies” and each, a “Company”), Michael Vigliarolo, an individual resident of the State of New York (“Michael”), Lorraine Vigliarolo, an individual resident of the State of New York (“Lorraine”) (each of Michael and Lorraine, a “Seller” and, collectively, “Sellers”), and USC Atlantic, Inc., a Delaware corporation (“Buyer”). RECITALS WHEREAS, the Companies collectively operate a sand and stone quarry business located in Suffolk County, New York; WHEREAS, Sellers together own all of the issued and outstanding membership interests and capital stock, as applicable (collectively, the “Securities”), of each of the Companies; and WHEREAS, Sellers wish to sell to Buyer, and Buyer wishes to purchase from Sellers, the Securities, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 1.01 Certain Definitions. For purposes of this Agreement, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in Annex A hereto. Section 1.02 Terms Defined Elsewhere in this Agreement. For purposes of this Agreement, the following terms have the meanings set forth on the page indicated: A.B. of Sayville............................................................................................................................................. 1 Accounts Payable .......................................................................................................................................... 6 Accounts Receivable ..................................................................................................................................... 6 Adjustment Amount ...................................................................................................................................... 8 Agreement ..................................................................................................................................................... 1 Balance Sheet .............................................................................................................................................. 11 Balance Sheet Date ..................................................................................................................................... 11 Benefit Plan ................................................................................................................................................. 21 BSLH ............................................................................................................................................................ 1 Buyer ............................................................................................................................................................. 1 Buyer Deductible Exclusions ...................................................................................................................... 43 Buyer Fundamental Representations .......................................................................................................... 41 Buyer Indemnitees ...................................................................................................................................... 41 Cash Deposit ............................................................................................................................................... 35 1 302010047 v18

Class V Allocation Schedule ...................................................................................................................... 40 Closing .......................................................................................................................................................... 9 Closing Date.................................................................................................................................................. 9 Closing Purchase Price ................................................................................................................................. 3 Closing Statement ......................................................................................................................................... 6 Collective Bargaining Agreement ............................................................................................................... 23 Companies..................................................................................................................................................... 1 Company ....................................................................................................................................................... 1 Company Fundamental Representations ..................................................................................................... 40 Company Indebtedness ............................................................................................................................... 27 Company Personal Property ....................................................................................................................... 16 Consulting Agreement .................................................................................................................................. 4 Coram ............................................................................................................................................................ 1 Deductible ................................................................................................................................................... 43 Direct Claim ................................................................................................................................................ 48 Dispute Notice .............................................................................................................................................. 7 Disputed Item ................................................................................................................................................ 7 DOL ............................................................................................................................................................ 21 Effective Time .............................................................................................................................................. 9 Environmental Indemnification Matters ..................................................................................................... 44 Environmental Indemnification Provisions ................................................................................................ 49 Environmental Policy .................................................................................................................................. 36 Environmental Representation .................................................................................................................... 41 Estimated Closing Indebtedness ................................................................................................................... 6 Estimated Transaction Expenses ................................................................................................................... 6 Excluded Assets ............................................................................................................................................ 5 Final Closing Statement ................................................................................................................................ 7 Financial Statements ................................................................................................................................... 11 FLSA ........................................................................................................................................................... 24 Indemnified Party ........................................................................................................................................ 46 Indemnifying Party ..................................................................................................................................... 46 Indemnity Payment ..................................................................................................................................... 46 Independent Accountant ............................................................................................................................... 7 Insurance Escrow Amount .......................................................................................................................... 36 Insurance Policies ....................................................................................................................................... 18 Insured Indemnification Claim ................................................................................................................... 49 IT Assets ..................................................................................................................................................... 17 Landfill Indemnification Matters ................................................................................................................ 44 Letter of Credit ............................................................................................................................................ 35 Licensed Intellectual Property .................................................................................................................... 14 Lorraine ......................................................................................................................................................... 1 Material Contracts ....................................................................................................................................... 13 Material Customers ..................................................................................................................................... 18 Material Intellectual Property ..................................................................................................................... 16 Material Security Breach ............................................................................................................................ 17 Material Suppliers ....................................................................................................................................... 18 Michael ......................................................................................................................................................... 1 Mineral Rights ............................................................................................................................................ 16 MLFF ............................................................................................................................................................ 1 MLRL Permit .............................................................................................................................................. 35 Non-Compete Parties .................................................................................................................................. 31 2 302010047 v18

NYSDEC .................................................................................................................................................... 35 Offer Letter ................................................................................................................................................... 4 Ordinary Course of Business ...................................................................................................................... 11 Outstanding Consents ................................................................................................................................. 33 Performance Bonds ..................................................................................................................................... 27 PLL Policy .................................................................................................................................................. 19 Post-Closing Payments ................................................................................................................................. 3 Privacy Laws ............................................................................................................................................... 17 Purchase Price ............................................................................................................................................... 4 Qsub ............................................................................................................................................................ 25 Qualified Benefit Plan ................................................................................................................................. 21 Real Property .............................................................................................................................................. 15 Related Party Matters .................................................................................................................................. 27 Restricted Period ......................................................................................................................................... 31 RMF ............................................................................................................................................................ 36 S Corporations ............................................................................................................................................ 25 Section 338(h)(10) Elections ...................................................................................................................... 39 Section 338(h)(10) Forms ........................................................................................................................... 39 Securities ....................................................................................................................................................... 1 Seller ............................................................................................................................................................. 1 Seller Deductible Exclusions ...................................................................................................................... 43 Seller Fundamental Representations ........................................................................................................... 40 Seller Indemnitees ....................................................................................................................................... 42 Seller Release ................................................................................................................................................ 4 Sellers ............................................................................................................................................................ 1 Straddle Period ............................................................................................................................................ 38 Target Net Trade Working Capital ............................................................................................................... 6 Tax Claim ................................................................................................................................................... 38 Terminated 401(k) Plan ................................................................................................................................ 6 Third Party Claim ....................................................................................................................................... 47 Trade Working Capital ................................................................................................................................. 6 Union .......................................................................................................................................................... 23 ARTICLE II PURCHASE AND SALE Section 2.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing, each Seller shall sell to Buyer, and Buyer shall purchase from each Seller, the Securities, as set forth next to such Seller’s name on Exhibit A hereto, in each case, free and clear of any and all Encumbrances, for the consideration specified in Section 2.02. Section 2.02 Consideration. As consideration for the purchase and sale of the Securities and subject to the terms and conditions of this Agreement, at the Closing, Buyer shall pay to each Seller: (a) an amount in cash equal to one-half of the Closing Purchase Price plus (b) an amount in cash equal to $1,000,000, one-half of which shall be payable on the first anniversary of the Closing Date and one-half of which shall be payable on the second anniversary of the Closing Date (the payments described in this clause (b) of this Section 2.02, the “Post-Closing Payments” ). The “Closing Purchase Price” shall be calculated as follows: (i) $140,000,000, minus (ii) the aggregate amount of the Estimated Closing Indebtedness, minus (iii) the aggregate amount of the Estimated Transaction Expenses. The Closing Purchase Price shall be subject to further adjustment following the Closing pursuant to Section 2.04, and the Closing Purchase 3 302010047 v18

Price, as so adjusted, together with the Post-Closing Payments, are referred to herein collectively as the “Purchase Price”. Section 2.03 Transactions to be Effected at the Closing; Closing Deliveries. (a) At the Closing, Buyer will pay all Closing Indebtedness and Transaction Expenses set forth on, and in accordance with, the Payoff Letters, which Sellers shall cause to be delivered to Buyer no later than three (3) Business Days prior to the anticipated Closing Date. (b) At the Closing, Buyer shall deliver to each Seller (or, in the case of clause (iii), the Sellers collectively): (i) such Seller’s share of the Closing Purchase Price, determined in accordance with Section 2.02, by wire transfer of immediately available funds to the account designated by such Seller to Buyer in writing no later than two (2) Business Days prior to the Closing Date; (ii) an executed counterpart to a Consulting Agreement between Buyer (or an Affiliate of Buyer) and such Seller, in substantially the form attached hereto as Exhibit B (each, a “Consulting Agreement” ), duly executed by Buyer; and (iii) an executed counterpart to an offer letter to Michael Vigliarolo, Jr. describing the material terms and conditions of employment by Buyer (or an Affiliate of Buyer), in substantially the form attached hereto as Exhibit C (the “Offer Letter” ), duly executed by Buyer. (c) At the Closing, each Seller (or, in the case of clauses (ii), (iii), (vii), (x) and (xi), the Sellers, collectively) shall deliver to Buyer: (i) stock or membership interest certificates, as applicable, evidencing the Securities owned by such Seller (as reflected on Exhibit A), free and clear of any and all Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank; (ii) an executed counterpart to the Seller Release, in substantially the form attached hereto as Exhibit D (the “Seller Release”), duly executed by such Seller; (iii) duly and properly executed Forms 8023 evidencing the Section 338(h)(10) Elections, each duly executed by each Seller; (iv) an affidavit of non-foreign status from each Seller that complies with the Treasury Regulations under Section 1445 of the Code; (v) affidavits of each Seller regarding certain matters related to the Real Property, in substantially the form attached hereto as Exhibit E; (vi) such documents and certificates as the title company selected by Buyer may reasonably require in order to issue at the Closing one or more ALTA pro forma owner’s title insurance policy(ies) in a form reasonably acceptable to Buyer and in an amount to be determined by Buyer, insuring the applicable Company’s Real Property in which it holds fee simple title, together with mechanic’s lien coverage and such endorsements (including endorsements for non- deed transfers) as Buyer may reasonably request, in each case subject to no exceptions other than 4 302010047 v18 the Title Exceptions and the Permitted Encumbrances; provided, however, that the issuance of such title insurance policy(ies) shall not be a condition to Closing hereunder; (vii) a spousal consent of the spouse of each Seller, in substantially the form attached hereto as Exhibit F; (viii) an executed counterpart to such Seller’s Consulting Agreement, duly executed by such Seller; (ix) an executed counterpart to the Offer Letter, duly executed by Michael Vigliarolo, Jr.; and (x) any documentation reasonably required to transfer such Seller’s cell phone number and, in the case of Lorraine, Lorraine’s personal computer (collectively, the “Excluded Assets”), and any and all associated Liabilities (whether arising prior to, on or after the Closing), from the applicable Company to such Seller, in form and substance reasonably acceptable to Buyer. (d) At or prior to the Closing, the Sellers shall cause the Companies to deliver to Buyer: (i) written resignations, effective as of the Closing Date, of the members or directors, as applicable, and officers of the Companies set forth on Schedule I, each in form and substance reasonably acceptable to Buyer; (ii) originals or copies of all consents, waivers, approvals or notices set forth, or required to be set forth, on Section 3.04 or Section 4.03 of the Disclosure Schedules, each in form and substance reasonably acceptable to Buyer; (iii) fully executed Payoff Letters and any and all instruments and documents necessary or desirable to release any and all Encumbrances on the Securities and on any assets, properties, stock or equity, or other rights of the Companies with respect to the Indebtedness of the Companies, including recordable releases of all deeds of trust and/or mortgages (and any related documents, assignments of leases and rents, collateral assignments, and/or similar instruments and documents) and UCC financing statement amendments (termination statements) with respect thereto, each in form and substance reasonably acceptable to Buyer; (iv) an executed counterpart to each Seller Release, duly executed by each Company; (v) any books or records of the Companies that are not located on the Real Property; and (vi) certificates dated as of the Closing Date, duly signed by an officer of each Company, in such officer’s capacity as an officer and not in such officer’s individual capacity: (A) certifying that attached thereto are true, correct and complete copies of such Company’s Organizational Documents, and any amendments thereto, in effect at the Closing; (B) attaching a long-form certificate of status and good standing issued as of a date not more than five (5) days prior to the anticipated Closing Date, duly certified by the Secretary of State of the State of New York; (C) certifying that attached thereto are true, correct and complete copies of resolutions duly adopted by the members or directors (or comparable governing body), as applicable, of such Company authorizing and approving the execution, delivery and performance of the Transaction 5 302010047 v18

Documents to which such Company is a party and the consummation of the transactions contemplated thereby; (D) certifying the names of the officers and members or directors (or comparable governing body), as applicable, of such Company in office immediately prior to the Closing; and (E) certifying the incumbency, signature and authority of the officers of such Company authorized to execute, deliver and perform the Transaction Documents to which such Company is a party and all other documents, instruments or agreements contemplated thereby to which such Company is a party; and (e) At or prior to the Closing, Sellers shall have caused each Company, as applicable, to adopt appropriate resolutions and to take all other necessary action to terminate the Benefit Plan set forth on Section 2.03(e) of the Disclosure Schedules (such plan, as so terminated, the “Terminated 401(k) Plan” ), effective immediately prior to the Closing Date and contingent on the Closing. Except as set forth in this Section 2.03(e), nothing herein is intended, nor shall it be deemed to, amend any Benefit Plan. Section 2.04 Closing Purchase Price Adjustment. (a) For purposes of this Agreement, the following terms shall have the respective meanings assigned to such terms below: (i) “Accounts Receivable” means the accounts receivable of the Companies, without duplication, as of the Effective Time, in each case, (A) calculated in accordance with GAAP and in a manner consistent with those methodologies, policies, procedures, practices, estimation techniques, assumptions and principles set forth on Schedule II and (B) excluding any Closing Cash. (ii) “Accounts Payable” means the accounts payable, accrued expenses, and other current liabilities of the Companies (including refunds and credits owed to customers and vendors, Taxes and employees’ accrued but unpaid salary, wages, vacation and paid time off), without duplication, as of the Effective Time, in each case, (A) calculated in accordance with GAAP and in a manner consistent with those methodologies, policies, procedures, practices, estimation techniques, assumptions and principles set forth on Schedule II and (B) excluding any amounts included in Closing Indebtedness or Transaction Expenses. (iii) “Net Trade Working Capital” means an amount equal to the sum of: (A) Accounts Receivable minus (B) Accounts Payable. (iv) “Target Net Trade Working Capital” means $1,000,000.00. (b) Estimate by Sellers. At least three (3) Business Days, but not more than five (5) Business Days, prior to the anticipated Closing Date, Sellers shall deliver to Buyer a written notice setting forth the Sellers’ good faith estimate, as of the anticipated Closing Date, of each of (i) the Closing Indebtedness (the “Estimated Closing Indebtedness”) and (ii) the Transaction Expenses (the “Estimated Transaction Expenses”). (c) Closing Statement. As promptly as practicable, but no later than one hundred twenty (120) days after the Closing Date, Buyer shall prepare and deliver, or cause to be prepared and delivered, to Sellers (i) a written statement of Buyer’s calculation of each of the Trade Working Capital, Closing Cash, Closing Indebtedness and Transaction Expenses (the “Closing Statement”) and (ii) statements supporting the calculations thereof, including supporting documentation and work papers with respect thereto. 6 302010047 v18

(d) Examination and Review. The Closing Statement delivered by Buyer to Sellers shall be final, conclusive and binding upon the parties unless Sellers, within forty-five (45) days after delivery to Sellers of the Closing Statement, notifies Buyer in writing that Sellers dispute any of the amounts set forth therein (a “Dispute Notice”). To be valid and effective, the Dispute Notice shall contain a specific list of the disputed line items and, for each individual disputed line item, reasonable detail regarding the nature and the basis for such disputed line item and Sellers’ proposed calculation thereof (each such item, a “Disputed Item”). Prior to the final resolution of the Closing Statement, Buyer may supplement or revise its position with respect to any item or amount contained in the Closing Statement. Any supplement delivered by Buyer shall be deemed an amendment to the Closing Statement and shall entitle Sellers to amend its Dispute Notice (and the Disputed Items) in its entirety by delivery of an amended Dispute Notice within thirty (30) days after delivery to Sellers of such supplemental or revised items. If a timely Dispute Notice is delivered by Sellers, then the Closing Statement shall become final, conclusive and binding on the parties on the earlier of (i) the date Buyer and Sellers resolve in writing any differences they have with respect to all Disputed Items and (ii) the date all Disputed Items are finally resolved in writing by the Independent Accountant. (e) Resolution of Disputes. Buyer and Sellers shall in good faith attempt to resolve all Disputed Items and, if Buyer and Sellers so resolve all such Disputed Items, the Closing Statement, as amended to the extent necessary to reflect the agreed resolution of the Disputed Items, shall be final, conclusive and binding on the parties, absent manifest error. Notwithstanding their good faith efforts, if Buyer and Sellers do not reach agreement resolving the Disputed Items within thirty (30) days after such Dispute Notice (or amended Dispute Notice if Buyer supplements its position pursuant to Section 2.04(d) and such amended Dispute Notice is timely and properly delivered to Buyer), either Buyer or Sellers may submit the dispute to PricewaterhouseCoopers or, if PricewaterhouseCoopers is unwilling or unable to serve, an independent accounting firm of national reputation mutually agreeable to Buyer and Sellers (PricewaterhouseCoopers or such other mutually agreeable independent accounting firm, the “Independent Accountant”). If either Buyer or Sellers submit the dispute to the Independent Accountant then each party shall take all actions reasonably requested by the Independent Accountant in connection with resolving such dispute, including submitting written claims to the Independent Accountant, if so requested, and each party shall request that the Independent Accountant deliver to Buyer and Sellers its resolution in writing not more than thirty (30) days after its engagement. All determinations made by the Independent Accountant shall be in writing and shall be final, conclusive and binding on the parties absent fraud or manifest error. In resolving any Disputed Item, the Independent Accountant (i) shall be bound by the provisions of this Section 2.04, including the matters set forth on Schedule II and (ii) may not assign a value to any individual Disputed Item greater than the greatest value for such Disputed Item claimed by Buyer or Sellers or less than the smallest value for such Disputed Item claimed by Buyer or Sellers. None of Sellers, Buyer and the Companies (and none of their respective Representatives) shall have any ex parte conversations or meetings with the Independent Accountant without the prior consent (not to be withheld, conditioned or delayed unreasonably) of (i) with respect to Sellers, Buyer, and (ii) with respect to Buyer and the Companies, Sellers. The fees, costs and expenses of the Independent Accountant shall be allocated to and borne by Buyer, on the one hand, and Sellers, on the other, based on the inverse of the percentage that the Independent Accountant’s determination (before such allocation) bears to the total amount of the Disputed Items as originally submitted to the Independent Accountant. For example, if Sellers claim that the Net Trade Working Capital is $1,000 greater than the amount claimed by Buyer, if Buyer contests only $500 of such amount claimed by Sellers and if the Independent Accountant ultimately resolves the dispute by awarding Sellers $300 of the $500 so contested, then the fees, costs and expenses of the Independent Accountant will be allocated sixty percent (60%) (i.e., 300 ÷ 500) to Buyer and forty percent (40%) (i.e., 200 ÷ 500) to Sellers. Any fees, costs and expenses allocated to and to be borne by a party pursuant to the foregoing sentence shall be paid by such party, or its designee, within five (5) Business Days of receipt of any invoice or bill for such fees, costs and expenses. “Final Closing Statement” means (i) Buyer’s Closing Statement delivered pursuant to Section 2.04(c) if no Dispute Notice is timely delivered by Sellers pursuant to 7 302010047 v18

Section 2.04(d); or (ii) if a Dispute Notice is timely delivered, (A) as agreed by Buyer and Sellers pursuant to Section 2.04(e) or (B) in the absence of such agreement, as shown in the Independent Accountant’s calculation delivered pursuant to Section 2.04(e). (f) Cooperation. Buyer and Sellers shall, and shall cause their respective Representatives to, cooperate and assist in the conduct of the review referred to in this Section 2.04, including by making available to the extent necessary books, records, work papers and personnel and accountants. (g) Adjustment. The parties agree to the following adjustment to the Closing Purchase Price following the Closing (the amount of such adjustment, the “Adjustment Amount”), which shall be calculated as follows: (i) the amount, expressed as a negative or positive number, of Closing Cash (as set forth in the Final Closing Statement); plus (ii) the amount, if any, by which the Net Trade Working Capital (as set forth in the Final Closing Statement) is greater than the Target Net Trade Working Capital; minus (iii) the amount, if any, by which the Net Trade Working Capital (as set forth in the Final Closing Statement) is less than the Target Net Trade Working Capital; plus (iv) the amount, if any, by which the Transaction Expenses (as set forth in the Final Closing Statement) are less than Estimated Transaction Expenses; minus (v) the amount, if any, by which the Transaction Expenses (as set forth in the Final Closing Statement) are greater than the Estimated Transaction Expenses; plus (vi) the amount, if any, by which the Closing Indebtedness (as set forth in the Final Closing Statement) is less than the Estimated Closing Indebtedness; minus (vii) the amount, if any, by which the Closing Indebtedness (as set forth in the Final Closing Statement) is greater than the Estimated Closing Indebtedness. (h) If the Adjustment Amount, as calculated pursuant to Section 2.04(g), is a negative number, then each Seller shall pay one-half of such amount to Buyer as an adjustment to the Closing Purchase Price in the manner provided in Section 2.04(i). If the Adjustment Amount, as calculated pursuant to Section 2.04(g), is a positive number, then Buyer shall pay one-half of such amount to each Seller in accordance with the instructions provided by such Seller as an adjustment to the Closing Purchase Price in the manner provided in Section 2.04(i). (i) Payments of Adjustment to Closing Purchase Price. Any payment pursuant to Section 2.04(h) shall be made, by wire transfer of immediately available funds by Buyer or Sellers, as the case may be, within five (5) Business Days after the Final Closing Statement has been determined in accordance with Section 2.04(e) above, to the account of such other party as may be designated in writing by such other party. (j) Adjustments for Tax Purposes. Any payments made pursuant to Section 2.04 shall be treated as an adjustment to the aggregate purchase price for the Securities by the parties for Tax purposes, unless otherwise required by Law, and shall be allocated in accordance with the principles set forth in Section 7.07. 8 302010047 v18

Section 2.05 Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Securities and the other transactions contemplated hereby shall take place at a closing (the “Closing”) to take place electronically via email or facsimile at 10:00 a.m., New York City time, on the date hereof, or at such other time, date or place as Sellers and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”); provided, however, that the Closing will be deemed to be effective as of 11:59 p.m. on the Closing Date (the “Effective Time”). Section 2.06 Withholding Tax. Buyer and the Companies shall be entitled to deduct and withhold from the aggregate purchase price for the Securities all Taxes that Buyer and the Companies may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Sellers hereunder. ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANIES Except as disclosed in the corresponding numbered section of the Disclosure Schedules, Sellers, jointly and severally, hereby represent and warrant to Buyer as set forth in this Article III. Items and matters disclosed in the Disclosure Schedules are organized to correspond to the Sections of this Article III to which the matters relate. Section 3.01 Organization, Authority and Qualification of the Companies. (a) Each of Coram, A.B. of Sayville, MLFF and BSLH is a corporation duly organized, validly existing and in good standing under the Laws of the State of New York. MPD LLC is a limited liability company duly organized, validly existing and subsisting under the Laws of the State of New York. Each Company has all requisite power and authority, as applicable, to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it is currently conducted. Section 3.01 of the Disclosure Schedules sets forth, with respect to each Company, each jurisdiction in which such Company is licensed or qualified to do business, and such Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties and assets owned, operated or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary, except where the failure to be so licensed or qualified does not have a Material Adverse Effect. (b) Sellers have heretofore furnished to Buyer true, correct and complete copies of the Organizational Documents of each Company. Such Organizational Documents are in full force and effect. No Company is in violation of any of the provisions of its Organizational Documents. The minutes, written consents and other materials of each Company traditionally contained in corporate kits/minute books, and the stock records of each Company, have been made available to Buyer and are accurate and correct. (c) The execution and delivery by each Company of this Agreement and each other Transaction Document to which such Company is a party, the performance by such Company of its obligations hereunder and thereunder and the consummation by such Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of such Company. This Agreement and each other Transaction Document to which such Company is, or will be, a party has been duly executed and delivered by such Company, and (assuming due authorization, execution and delivery by each of the other parties) this Agreement constitutes a legal, valid and binding obligation of such Company, enforceable against such Company in accordance with its terms, except that (i) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws, now or hereafter in effect, relating to or limiting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief, may be subject to equitable 9 302010047 v18 defenses and to the discretion of the court before which any proceeding therefor may be brought. Section 3.02 Capitalization. (a) The authorized capital stock of each Company is set forth on Section 3.02(a) of the Disclosure Schedules. All of the Securities are held of record by the Sellers in such amounts as set forth on Exhibit A, and such Securities constitute all of the issued and outstanding capital stock or membership interests, as applicable, of the Companies. All of the Securities have been duly authorized, are validly issued, fully paid and non-assessable. (b) All of the Securities were issued in compliance with Laws. None of the Securities were issued in violation of the Organizational Documents of the applicable Company or any other Contract to which Sellers or such Company is a party or is subject to or in violation of any preemptive or similar rights of any Person. (c) Except for the Securities set forth in Exhibit A, there are no (i) issued or outstanding shares, equity securities, or other form of capital stock of any Company or (ii) outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of or any other interest in any Company or obligating any Seller or any Company to issue, exchange or sell any shares of capital stock of, in, or any other interest in, any Company. No Company has any outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights. No Company has any bond, note, debenture or other Indebtedness having the right to vote or convertible or exchangeable for securities having the right to vote. Except as set forth on Section 3.02(c) of the Disclosure Schedules, there are no voting trusts, stockholder agreements, proxies or other Contracts in effect that relate to the voting, selling, issuing, repurchasing, redeeming, disposition of or transfer of any of the Securities or unissued capital stock or other equity or ownership interests of any Company. Section 3.03 Subsidiaries. No Company (a) has any direct or indirect Subsidiaries; (b) has any direct or indirect interest in or is under any current or prospective obligation to receive an interest in, any shares or ownership interest in any other Person; and (c) is a member of or participant in any partnership, joint venture, or similar entity. Section 3.04 No Conflicts; Consents. Except as set forth on Section 3.04 of the Disclosure Schedules, the execution, delivery and performance by each Company of each Transaction Document to which it is, or will be, a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of such Company; (b) conflict with or result in a violation or breach of any provision of any Law or Order applicable to such Company; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Material Contract or any Permit affecting the properties, assets or business of such Company; or (d) result in the creation or imposition of any Encumbrance, other than Permitted Encumbrances, on any properties or assets of such Company. Except as set forth in Section 3.04 of the Disclosure Schedules, no consent, Permit, Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to any Company in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby. Section 3.05 Financial Statements. True, correct and complete copies of the compiled financial statements of each Company, consisting of the balance sheet of each Company as at December 31 in each 10 302010047 v18 of the years 2019, 2018, 2017 and 2016 and the related statements of income and retained earnings, stockholders’ equity and cash flows for the years then ended (the “Financial Statements”), are set forth on Section 3.05 of the Disclosure Schedules. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, subject to the statements set forth on Schedule II. The Financial Statements are true, correct and complete, in all material respects, and have been prepared in accordance with the books and records of each Company and fairly present the financial condition of each Company as of the respective dates thereof and the cash flows and results of the operations of each Company for the periods indicated. The balance sheet of each Company as of December 31, 2018 is referred to herein as the “Balance Sheet” and the date of the Balance Sheet as the “Balance Sheet Date”. Each Company maintains a standard system of accounting established and administered in accordance with GAAP, subject to the statements set forth on Schedule II. The Accounts Receivable reflected on the Financial Statements and the Accounts Receivable arising after the Balance Sheet Date (i) have arisen from bona fide transactions entered into by the Companies involving the sale of goods or the rendering of services in the ordinary course of the Companies’ business consistent with past practice (the “Ordinary Course of Business” ), and (ii) constitute only valid, undisputed claims of the Companies not subject to claims of set- off or other defenses or counterclaims other than normal cash discounts accrued in the Ordinary Course of Business. Section 3.06 Undisclosed Liabilities. The Companies do not have any Liabilities, except (a) those that are reflected or reserved against in the Financial Statements for the year ended December 31, 2019, and (b) those that have been incurred in the Ordinary Course of Business since January 1, 2020 and which are not, individually or in the aggregate, material in amount. Section 3.07 Absence of Certain Changes, Events and Conditions. Except as set forth in Section 3.07 of the Disclosure Schedules, since the Balance Sheet Date, the Companies have conducted their business only in the Ordinary Course of Business and there has not been, with respect to any Company, any: (a) event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (b) amendment of any Company’s Organizational Documents; (c) split, combination or reclassification of any shares of any Company’s capital stock or other ownership interests; (d) issuance, sale or other disposition of any Company’s capital stock or creation of any Encumbrance on the capital stock or other ownership interests of any Company, or grant of any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any Company’s capital stock or other ownership interests; (e) declaration or payment of any dividends or distributions on or in respect of any Company’s capital stock or redemption, purchase or acquisition of any Company’s capital stock or other ownership interests; (f) change in any method of accounting or accounting practice of any Company, except as required by GAAP or applicable Law, or as disclosed in the notes to the Financial Statements; (g) acceleration of the billing of customers or the collection of its accounts receivable or delay in payment of accounts payable or accrued expenses or the deferment of expenses; 11 302010047 v18

(h) transfer, assignment, sale or other disposition of any inventory of any Company at lower than normal pricing, any shut-down of the normal inventory mining, extraction, removal or processing processes of any Company at a date materially earlier than past practice, or any start-up of any such processes at a date materially later than past practice (taking into account reasonable business judgment considerations based on weather conditions); (i) incurrence, assumption or guarantee by any Company of any Indebtedness for borrowed money, except unsecured current obligations and Liabilities incurred in the Ordinary Course of Business; (j) transfer, assignment, sale (other than sales of inventory in the Ordinary Course of Business) or other disposition of any of the assets shown or reflected in the Interim Balance Sheet or cancellation of any debts or entitlements by any Company; (k) transfer, assignment, conveyance, abandonment, cancellation, Encumbrance or grant by any Company of any license or sublicense of any material rights under or with respect to any Intellectual Property owned, used or held for use by any Company; (l) material damage to, destruction of or loss of (whether or not covered by insurance) any Company’s property, including any Real Property; (m) capital investment in or by, or any loan from, any Company to any other Person; (n) acceleration, termination, material modification to or cancellation of any Material Contract; (o) material capital expenditures by any Company not set forth on Section 3.26 of the Disclosure Schedules; (p) imposition of any Encumbrance upon any of the properties, Real Property, capital stock, ownership interests or assets, tangible or intangible, of any Company; (q) commencement or settlement of any Action related to any Company; (r) grant, establishment, adoption, increase, modification, termination or amendment of any (or commitment to, entry into a Contract to or representation to any Person that it will do so): (i) employment, severance, retention or other agreement with any Company’s current or former officers, directors, employees, independent contractors or consultants (including any bonus arrangement or plan, whether monetary or otherwise, or any action to accelerate the vesting or payment of any compensation or benefit), (ii) Benefit Plan or (iii) Collective Bargaining Agreement or other Agreement with a Union, in each case, whether written or oral; (s) loan by any Company to (or forgiveness of any loan by any Company to), or entry into any other transaction with, any Company’s members, directors, officers and employees or entry by any Company into any transaction involving payments to or from or other financial obligations owed to or owing from any Seller or any Affiliate of any Seller; (t) entry by any Company into a new line of business or abandonment or discontinuance of existing lines of business; (u) adoption by any Company of any plan of merger, consolidation, reorganization, 12 302010047 v18 liquidation or dissolution or filing by any Company of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent by any Company to the filing of any bankruptcy petition against it under any similar Law; (v) purchase, lease or other acquisition by any Company of the right to own, use or lease any property or assets for an amount in excess of $25,000 individually (in the case of a lease, per annum) or $50,000 in the aggregate (in the case of a lease, for the entire term of the lease, not including any option term), except for purchases of inventory or supplies in the Ordinary Course of Business; (w) acquisition by merger or consolidation with, or by purchase of a substantial portion of the assets or stock or other equity of or by any other manner, any business or any Person or any division thereof by any Company; (x) action by any Company to make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer in respect of any Post-Closing Tax Period; or (y) entry into any Contract by any Company or any Seller to do any of the foregoing or any act or omission that would result in any of the foregoing. Section 3.08 Material Contracts. (a) Section 3.08(a) of the Disclosure Schedules sets forth a true, correct and complete list of each of the following Contracts of each Company that are currently in effect or under which a party has enforceable or outstanding rights or obligations (whether known or unknown, asserted or unasserted, absolute or contingent, or disputed or undisputed) (such Contracts set forth, or required to be set forth, on Section 3.08(a) of the Disclosure Schedules, together with all Contracts set forth, or required to be set forth, on Section 3.09(b), Section 3.09(e), Section 3.11(c), Section 3.14, Section 3.18(a), Section 3.21 and Section 3.22 of the Disclosure Schedules, the “Material Contracts”): (i) all Contracts of each Company that (A) provide for payment or receipt by such Company of more than $25,000 per year, (B) have a term of greater than one (1) year and that cannot be terminated or cancelled by such Company on less than thirty (30) days’ notice and without any penalty or other payment or (C) are material to the business, operations, assets, financial condition, results of operation or prospects of such Company, taken as a whole; (ii) all Contracts that require any Company to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions; (iii) all Contracts that provide for the indemnification by any Company of any Person or the assumption of any Tax or environmental Liability of any Person; (iv) all Contracts that relate to the acquisition or disposition of any business, a material amount of equity or assets of any other Person or any real property (whether by merger, sale of stock or other equity interests, sale of assets or otherwise); (v) all broker, distributor, dealer, agency, sales promotion, market research, marketing consulting and advertising Contracts providing for payments of more than $10,000 to or by any Person based on sales, purchases or profits, other than direct payments for goods; 13 302010047 v18

(vi) all employment agreements and Contracts with independent contractors or consultants (or similar arrangements); (vii) except for Contracts relating to trade receivables, all Contracts relating to Indebtedness (including guarantees, notes, mortgages or other grants of security interests) of any Company; (viii) all Contracts with any Governmental Authority, (ix) all Contracts whereby any Company is or has granted any rights, interests and authority, whether on an exclusive or non-exclusive basis, with respect to any Intellectual Property, other than commercially available, non-customized “off-the-shelf” software licensed to any Company with annual license fee of less than $5,000.00 (the “Licensed Intellectual Property”); (x) all Contracts related to the settlement of any Action; (xi) all Contracts (A) that limit or purport to limit the ability of any Company to compete in any line of business or with any Person or in any geographic area or during any period of time, (B) that restrict the right of any Company to sell to or purchase from any Person, (C) that restrict the right of any Company to hire any Person, or (D) that grant the other party or any third person “most favored nation” status or any type of special discount rights; (xii) all Contracts that require a consent to or otherwise contain a provision relating to a “change of control,” or that would prohibit or delay the consummation of the transactions contemplated by this Agreement or any other Transaction Documents; (xiii) all Contracts premised on small business status, minority-owned business status, disadvantaged business status, protégé status, “8(a)” status or other preferential status; (xiv) all Contracts that provide for any joint venture, partnership or similar arrangement by any Company; (xv) all Contracts between or among any Company on the one hand, and any Seller or any Affiliate of any Seller (other than a Company), on the other hand, which shall be terminated at the Closing pursuant to Section 6.10; (xvi) all Collective Bargaining Agreements or Contracts with any Union; and (xvii) all consignment Contracts. (b) Except as set forth in Section 3.08(b) of the Disclosure Schedules, each Material Contract has been duly authorized by, and is valid and binding on the Company party thereto in accordance with its terms and is in full force and effect and, upon consummation of the transactions contemplated by this Agreement, shall continue in full force and effect without penalty or other adverse consequences. Neither such Company, nor, to Sellers’ Knowledge, any other party to such Material Contract is in breach of or default under (or is alleged to be in breach of or default under), or has provided or received any notice of any intention to terminate, such Material Contract. No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. True, correct and complete copies of each Material Contract (including all modifications, amendments and supplements thereto and waivers thereunder) have been made available 14 302010047 v18 to Buyer. The loss of small business status, minority-owned business status, disadvantaged business status, protégé status, “8(a)” status or other preferential status would not result in a termination of any Material Contract or a loss in any Company’s business relations with any customer. Section 3.09 Title to Assets; Real Property. (a) The Companies do not hold a fee interest in any real property, other than as set forth in the letter delivered by the Sellers and the Companies to Buyer as of the date of this Agreement, nor any leasehold or other similar interest (e.g., license, sublicense, sublease, sub-sublease, etc.) in any real property. Subject to the Title Exceptions and the Permitted Encumbrances, the Companies have good, marketable and insurable fee simple title to all of the real property listed or required to be listed in such letter as owned in fee simple. The Companies have legal or equitable title to all real property, including granted land use rights for any such land and all buildings, structures, improvements and facilities located thereon, owned by the Companies, as applicable, or used or occupied by it (such property owned, used or occupied by the Companies, collectively, the “Real Property”), other than as set forth in the letter delivered by the Sellers and the Companies to Buyer as of the date of this Agreement, subject only to the Title Exceptions and the Permitted Encumbrances. The Real Property has access to (A) public roads or valid easements over private streets or private property for such ingress to and egress from such Real Property and (B) water supply, storm and sanitary sewer facilities, telephone, gas and electrical connections, fire protection, drainage and other public utilities, in the case of each of clauses (A) and (B), as is necessary to comply with Law or to conduct the business of the Companies, in all material respects, as it is currently conducted. Except as provided in Section 3.09(a) of the Disclosure Schedules, the Real Property and its continued use, occupancy and operation as currently used, occupied and operated, does not constitute a nonconforming use under any Law relating to building, zoning, subdivision or other land use. (b) The Real Property is free and clear of any and all Encumbrances, except as provided in Section 3.09(b) of the Disclosure Schedules and for the Title Exceptions and the Permitted Encumbrances, which Title Exceptions and Encumbrances do not materially interfere with or impair the operation, function or efficiency of the Companies’ business. No Company has assigned, mortgaged, transferred, or hypothecated any fee interest in any of the Real Property or leased or subleased all or any portion of the Real Property, and no Company is a grantor under any lease, sublease, or other instrument granting to any other Person any right to the possession, lease, occupancy or enjoyment of any Real Property, except as provided in Section 3.09(b) of the Disclosure Schedules. (c) There are no, and no Company has received written notice of any, (i) assessments, pending or threatened, that could adversely affect Buyer’s operation, use or maintenance of the Real Property from and after the Closing Date or Sellers’ ability to perform under this Agreement or (ii) condemnation or eminent domain proceedings pending or threatened against the Real Property nor any material damages to the Real Property due to fire or casualty. There have been no adverse claims by any Person (including adjoining property owners) or encroachments with respect to the Real Property, and the Companies have made available to Buyer all notices, correspondence, complaints, pleadings or other communications or documentation with respect to any such claims. Except as set forth in Section 3.09(c) of the Disclosure Schedules, during the past five (5) years, no Company has received any written notice from any Governmental Authority of any material violation of or non-compliance with any Law, regulation or ruling, whether federal, state, local, or administrative which affects the Real Property, including any building, fire safety or zoning code violations relating to the Real Property. (d) No Company has granted, is a party to, or is obligated under any right, option, obligation or agreement to purchase, transfer or acquire any interest in any of the Real Property. 15 302010047 v18

(e) Other than as set forth in the letter delivered by the Sellers and the Companies to Buyer as of the date of this Agreement, the Companies have all necessary mineral rights, surface and subsurface rights, water rights and rights in water, rights of way, licenses, easements, ingress, egress and access rights, and all other rights and interests granting the Companies the exclusive right and ability to mine, extract, remove, process, transport and market the sand and mineral reserves owned or controlled by the Companies, in the Ordinary Course of Business (the “Mineral Rights”), free and clear of any Encumbrances (other than the Permitted Encumbrances). Except as set forth in Section 3.09(e) of the Disclosure Schedules and except for the Title Exceptions and the Permitted Encumbrances, there are no leases, subleases, licensees, concessions, rights-of-way, easements or other agreements (whether written or oral), granting third parties the right of use or occupancy of, any Mineral Right (or the surface thereof). There are no existing production royalties or other payments of any kind which are payable with respect to the Mineral Rights, or any resources or anything else of value that may be mined or produced from the Mineral Rights or the Real Property. (f) Section 3.09(f) of the Disclosure Schedules sets forth, as of the date hereof, all material personal property and other material assets reflected in the Financial Statements (including leased personal property), acquired after the Balance Sheet Date, or located on the Real Property other than personal property and assets acquired, sold or otherwise disposed of in the Ordinary Course of Business since the Balance Sheet Date (the “Company Personal Property”). The Companies hold good, marketable and valid title to all owned and a good, marketable and valid lease interest in all leased Company Personal Property in their possession, free of any and all Encumbrances, except for Permitted Encumbrances, which Permitted Encumbrances are not material to the operation, function or efficiency of the Companies’ business. Section 3.10 Sufficiency of Assets. The Real Property, buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Companies are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs other than those that are not material in nature or cost or which are within the Ordinary Course of Business. The buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property currently owned or leased by the Companies, together with all other properties and assets of the Companies, all of which shall remain the property of the Companies as of and immediately following the Closing, other than the Excluded Assets, are sufficient for the continued conduct of the Companies’ business after the Closing in substantially the same manner as currently conducted and constitute all of the rights, property and assets necessary to conduct the business of the Companies as currently conducted. Section 3.11 Intellectual Property Assets. (a) Section 3.11(a) of the Disclosure Schedules sets forth a complete and accurate list of all Owned Intellectual Property that is material in the conduct of the Companies’ business as currently conducted and contemplated to be conducted as of the date hereof (the “Material Intellectual Property”). The Companies collectively own exclusively, all right, title and interest in and to the Material Intellectual Property, free and clear of any and all Encumbrances, except for Permitted Encumbrances, which Permitted Encumbrances are not material to the operation, function or efficiency of the Companies’ business, or otherwise have a valid and enforceable right to use, assign, convey and transfer all Material Intellectual Property and its subsidiaries have not and are not in violation of any open source license agreements. Neither this Agreement nor the consummation of the transactions contemplated hereby will result, in any manner, in the abandonment, cancellation, loss or impairment of such Material Intellectual Property or the Companies’ rights in or to any Material Intellectual Property. 16 302010047 v18

(b) The activities and operations of the Companies’ business as currently conducted, and the Material Intellectual Property, to the Knowledge of Sellers, have not and do not infringe, violate or misappropriate any rights, including Intellectual Property rights, of any Person. No Seller nor any Company has received any written communication, and no Action has been instituted, settled or, to Sellers’ Knowledge, threatened that alleges any such infringement, violation or misappropriation. None of the Material Intellectual Property is (i) subject to any outstanding Order or any other restrictions, including contractual, affecting the use, assignability or validity of such Material Intellectual Property; or (ii) to Sellers’ Knowledge, no third party is infringing, violating, or otherwise misappropriating any Material Intellectual Property. (c) Except as set forth in Section 3.11(c) of the Disclosure Schedules, no Company (i) owns any proprietary software or (ii) is a party to any Contract pursuant to which such Company grants rights, interests or authority to any Person with respect to any Owned Intellectual Property or Licensed Intellectual Property. (d) The Companies collectively maintain reasonable and appropriate (i) data backup, data storage, system redundancy and disaster recovery procedures, (ii) business continuation programs and (iii) administrative, physical and technical security controls for all of their collective computer systems, networks, hardware and infrastructure (collectively, the “IT Assets”) that are intended to safeguard such IT Assets from the risk of business disruption arising from attacks (including virus, worm and denial-of-service attacks), unauthorized activities of any employee, hackers or any other Person. The IT Assets have not suffered any material failure within the past three (3) years, to Seller’s Knowledge, and are reasonably secure against intrusion. (e) Each Company has taken commercially reasonable measures to protect the confidentiality of the Trade Secrets and any personally identifiable information (e.g., personally identifiable information related to vendor/customer information) included in the Material Intellectual Property. (f) Except as set forth on Section 3.11(f) of the Disclosure Schedules, each Company has, at all times, to Sellers’ Knowledge, complied in all material respects with applicable privacy and data security Laws and regulations, including internal privacy policies (collectively, “Privacy Laws”) and, the execution, delivery and performance of this Agreement complies with all such Privacy Laws. No Company has, in the prior three (3) years, (a) received a written notice that there has been a material breach or violation of security or unauthorized access to or unauthorized acquisition, use, loss, destruction, compromise or disclosure of any personal information maintained or stored by or for any Company in violation of applicable Privacy Laws (a “Material Security Breach”); or (b) received a written notice from any users or customers of the internet websites owned, maintained or operated by or for any Company asserting a Material Security Breach or seeking compensation for breach or violation of a Privacy Law. Section 3.12 Inventory; Reserves. All inventory of the Companies, including, without limitation, all raw materials, work in process, supplies, finished goods and other materials salable in the Ordinary Course of Business, whether or not reflected in the Financial Statements, (a) was acquired and has been maintained in the Ordinary Course of Business and (b) consists of a quality and quantity usable and salable in the Ordinary Course of Business, except for obsolete, damaged, defective or slow-moving items that have been written off or written down to fair market value or for which adequate reserves have been established. All such inventory is owned by the Companies free and clear of any and all Encumbrances, except for Permitted Encumbrances, which Permitted Encumbrances are not material to the operation, function or efficiency of the Companies’ business, and no inventory is held on a consignment basis. The quantities of each item of such inventory are not excessive, but are reasonable in the present circumstances of the Companies. All such inventory of the Companies is located at the Real Property and there is no such inventory of any Company with customers, distributors, Representatives or other Persons 17 302010047 v18 on consignment or otherwise that could be returned to any Company for a refund of all or part of the purchase price therefor. Sellers have provided or otherwise made available to Buyer true, correct and complete copies of any and all reports, studies, audits, records, sampling data, and other similar documents that are in the possession or control of any Seller or any Company related to any and all sand and mineral reserves owned or controlled by any Company. Section 3.13 Customers and Suppliers. (a) Section 3.13(a)(i) of the Disclosure Schedules sets forth, with respect to the Companies, operating as a whole, the ten (10) largest customers of the Companies, by dollar volume, for each of the following periods: (i) the fiscal year ended December 31, 2017, (ii) the fiscal year ended December 31, 2018 and (iii) the period beginning on January 1, 2019 and ending on January 31, 2020, and set forth opposite the name of each such customer is the volume, average selling price and dollar amount of revenue attributable to such customer for such periods (collectively, the “Material Customers”). Except as set forth in Section 3.13(a)(ii) of the Disclosure Schedules, since December 31, 2017, no Company has received any written notice or, to Sellers’ Knowledge, any other communication, and has no reason to believe that any of the Material Customers has ceased, or to Sellers’ Knowledge, intends to cease, to use the Companies’ goods or services or to otherwise terminate or materially reduce its business relationship with any Company. For the avoidance of doubt, none of Sellers or the Companies makes any representation or warranty that any Material Customer will maintain its relationship with the Companies following the Closing. (b) Section 3.13(b)(i) of the Disclosure Schedules sets forth, with respect to the Companies, operating as a whole, the ten (10) largest vendors of the Companies, by dollar volume, for each of the following periods: (i) the fiscal year ended December 31, 2017, (ii) the fiscal year ended December 31, 2018 and (iii) the period beginning on January 1, 2019 and ending on January 31, 2020, and set forth opposite the name of each such vendor is the dollar amount of purchases or consideration paid or attributable to such vendor for such periods (collectively, the “Material Suppliers”). Except as set forth in Section 3.13(a)(ii) of the Disclosure Schedules, since December 31, 2017, no Company has received any written notice or, to Sellers’ Knowledge, any other communication, and has no reason to believe that any of the Material Suppliers has ceased, or, to Sellers’ Knowledge, intends to cease, to supply goods or services to any Company or to otherwise terminate or materially reduce its business relationship with any Company. For the avoidance of doubt, none of Sellers or the Companies makes any representation or warranty that any Material Supplier will maintain its relationship with the Companies following the Closing. Section 3.14 Insurance. Section 3.14 of the Disclosure Schedules sets forth a true, correct and complete list of all current policies of, binders of, or programs covering, fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors’ and officers’ liability, fiduciary liability and other casualty and property insurance, self-insurance or co-insurance maintained by Sellers or their Affiliates (including the Companies) relating to the assets, business, operations, employees, officers, members or directors of the Companies (collectively, the “Insurance Policies”), including the annual premium, deductible and coverage limits for each Insurance Policy. True and correct copies of each Insurance Policy have been made available to Buyer. Neither the Sellers nor any of their Affiliates (including the Companies) has received any written notice of cancellation of, premium increase with respect to, alteration of coverage under, or non-renewal or conditional renewal of, any of such Insurance Policies. All premiums then currently due and payable on such Insurance Policies as of the Closing Date will have been paid at or prior to the Closing. The Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of any Company. All such Insurance Policies (a) are valid and binding in accordance with their terms, (b) are, to Sellers’ Knowledge, provided by carriers who are financially solvent and (c) have not been subject to any lapse in coverage. There are no claims related to the business of the Companies pending under any such Insurance Policies as 18 302010047 v18 to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. None of Sellers or any of their Affiliates (including the Companies) is in default under, or has otherwise failed to comply with, in any material respect, any provision contained in any such Insurance Policy. To Sellers' Knowledge, the Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to the Companies. The Insurance Policies are sufficient for compliance with all Contracts to which any Company is a party or by which it is bound and, to Sellers' Knowledge, for compliance with all Laws. In connection with the underwriting of the Environmental Site Liability Insurance policy (the "PLL Policy" ) or any previous policy for which the PLL Policy is a renewal thereof, Sellers and the Companies disclosed (i) all discharges, dispersals, seepages, migrations, releases or escapes of any solid, liquid, gaseous or thermal irritant or contaminant that contained any Emerging Contaminant into or upon land, or any structure on land, the atmosphere or any groundwater, watercourse or body of water, in each case that were known to Sellers or any officer, director or partner of the Companies, any manager of the Real Property, or the manager or supervisor of the Companies responsible for environmental affairs, control or compliance and (ii) all documents contained in the folder "Project Eagle 2019>Insurance>PLL Underwriting" in the Workshare document repository maintained by Sellers.

Section 3.15 Legal Proceedings; Orders.

(a) Except as set forth on <u>Section 3.15(a)</u> of the Disclosure Schedules, there are no Actions pending or, to Sellers' Knowledge, threatened (i) against or by any Company, any Seller or any Affiliate of any Seller that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement and (ii) against or by any Company or affecting any Company's properties or assets, including the Real Property (or by or against Sellers or any Affiliate thereof and relating to any Company). No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b) There are no outstanding Orders and no unsatisfied judgments, penalties or awards against or affecting any Company or any Company's properties or assets, including the Real Property (or against any Seller or any Affiliate thereof and relating to the Companies).

Section 3.16 Compliance with Laws; Permits.

(a) Except as set forth on <u>Section 3.16(a)</u> of the Disclosure Schedules, each Company is in compliance, and for the past ten (10) years has been in compliance, in all material respects, with all Laws and Orders applicable to it or its business, properties or assets, including the Real Property. Except as set forth on <u>Section 3.16(a)</u> of the Disclosure Schedules, no Company, nor any of the executive officers of any Company, has received during the past ten (10) years, nor, to Sellers' Knowledge, is there any basis for, any notice, Order, complaint or other communication from any Governmental Authority or any other Person that any Company is not in compliance, in all material respects, with any Law or Order applicable to it.

(b) Except as set forth on <u>Section 3.16(b)(i)</u> of the Disclosure Schedules, all Permits material to the conduct of each Companies' business and the maintenance of the Real Property have been obtained by such Company and are valid and in full force and effect and to Seller's Knowledge there is no pending Action with respect to potential loss, expiration or suspension of, any Permit. <u>Section 3.16(b)(ii)</u> of the Disclosure Schedules sets forth a true, correct and complete list of all current Permits issued to each Company, including the names of the Permits and their respective dates of issuance and expiration. No event has occurred that, with or without notice or lapse of time or both, would, to Sellers' Knowledge, reasonably be expected to result in the revocation, suspension, lapse or limitation of any Permit set forth or required to be set forth in <u>Section 3.16(b)(ii)</u> to the Disclosure Schedules.

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Section 3.17 Environmental Matters. (a) Except as set forth on Section 3.17(a) of the Disclosure Schedules, each Company is in compliance, and since January 1, 2007, has been in compliance, in all material respects, with (i) all Environmental Laws and (ii) all Environmental Permits necessary for the ownership, lease, operation or use of the business or assets, or occupation of the facilities of such Company. All such Environmental Permits are valid and in full force and effect in accordance with all Environmental Laws, and there is no pending Action with respect to or, to Sellers’ Knowledge, potential loss, expiration, or suspension of any Environmental Permit. No event has occurred that, with or without notice or lapse of time or both, would, to Sellers’ Knowledge, reasonably be expected to result in the revocation, suspension, lapse or limitation of any such Environmental Permits. No Company or Seller has received from any Person any: (i) Environmental Notice or Environmental Claim; or (ii) request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing investigatory, remedial or corrective obligations or requirements as of the Closing Date. (b) Except as set forth on Section 3.17(b) of the Disclosure Schedules, since January 1, 2007, there has been no (i) generation, manufacture, refinement, transportation, treatment, storage, handling, disposal, arrangement for or permitting for the disposal, transfer, production, recycling or processing of any Hazardous Materials by any Company except in material compliance with all applicable Environmental Laws, (ii) Release of Hazardous Materials in contravention of Environmental Law with respect to the business or assets of any Company or any real property currently or formerly owned, operated or leased by any Company, including the Real Property, or (iii) violation of Environmental Law or term of any Environmental Permit by, any Seller or any Company. Except as set forth on Section 3.17(b) of the Disclosure Schedules, no Company has retained or assumed, by contract or operation of Law, any Liabilities of any other Person relating to under Environmental Law, including any obligation for corrective or remedial action. (c) Except as set forth on Section 3.17(c) of the Disclosure Schedules, none of the following exists at any real property or facility currently or previously owned, operated or leased in connection with the business of the Companies, including the Real Property: (i) under- or above-ground storage tanks, (ii) materials or equipment containing polychlorinated biphenyls, (iii) asbestos or asbestos- containing materials in any form or (iv) landfills, surface impoundments or disposal areas. (d) Sellers have provided or otherwise made available to Buyer true, correct and complete copies of: (i) any and all environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, and other similar documents with respect to the business or assets of the Companies or any currently or previously owned, operated or leased real property that are in the possession or control of any Seller or any Company related to compliance with Environmental Laws, Environmental Claims or an Environmental Notice or the Release of Hazardous Materials; and (ii) any and all material documents concerning planned or anticipated capital expenditures required to reduce, offset, limit or otherwise control pollution and/or emissions, manage waste or otherwise ensure compliance with current or future Environmental Laws (including costs of remediation, pollution control equipment and operational changes). (e) This Agreement and the transactions contemplated hereby will not result in any Liabilities for site investigation or cleanup, or require the consent of any Person, pursuant to any Environmental Laws, including any so-called “transaction-triggered” or “responsible property transfer” requirements. (f) Notwithstanding any other representation or warranty in Article III of this Agreement, the representations and warranties contained in this Section 3.17 constitute the sole 20 302010047 v18 representations and warranties of the Companies and Sellers regarding matters relating to any Environmental Law, Environmental Notice or Environmental Permit. Section 3.18 Employee Benefit Matters. (a) Section 3.18(a) of the Disclosure Schedules contains a true and complete list of each pension, benefit, retirement, executive compensation, profit-sharing, deferred compensation, incentive, performance award, phantom equity, stock or stock-based, or other equity, change in control, retention, severance, salary continuation, employment, consulting, disability, death benefit, group insurance, hospitalization, medical, dental, life, Code Section 125 “cafeteria” or “flexible” benefit, employee loan, educational assistance, vacation, paid time off, fringe-benefit or perk (including any benefit or payments made to or on behalf of employees, such as gym memberships, car allowances or similar arrangements or benefits) and other similar plan, policy, program, agreement or payroll practice (and any amendments thereto, and including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, that is maintained, sponsored, contributed to, or required to be contributed to by any Company (or, where indicated below, any ERISA Affiliate of any Company) for the benefit of any current or former employee, leased employee, officer, director, consultant or agent of any Company (or, where indicated below, any ERISA Affiliate of any Company) or any spouse or dependent or other beneficiary of such individual, or under which any Company has or may have any Liability contingent or otherwise (as listed on Section 3.18(a) of the Disclosure Schedules, each, a “Benefit Plan”). (b) With respect to each Benefit Plan, Sellers have made available to Buyer accurate, current and complete copies of each of the following, to the extent applicable: (i) where the Benefit Plan has been reduced to writing, the most recent plan document together with all amendments thereto; (ii) where the Benefit Plan has not been reduced to writing, Section 3.18(a) of the Disclosure Schedules sets forth an accurate written summary of all material plan terms; (iii) any trust agreements or other funding instruments or arrangements and all other material contracts with respect to such Benefit Plan (including all custodial agreements, insurance policies and contracts, administration agreements, and investment management or investment advisory agreements); (iv) the most recent summary plan description, summaries of material modifications and any other written communication by any Company to its employees concerning the extent of the benefits provided under a Benefit Plan; (v) the most recent determination letter from the Internal Revenue Service; (vi) the three most recent Forms 5500, with schedules attached; (vii) actuarial valuations and reports related to any Benefit Plans with respect to the most recently completed plan year; (viii) all discrimination tests for the three most recent plan years; and (ix) all correspondence with the Internal Revenue Service, Department of Labor (the “DOL”) and any other Governmental Authority relating to the Benefit Plan. (c) Each Benefit Plan has been established, administered and maintained in all material respects in accordance with its terms and in material compliance with all Laws (including ERISA and the Code). With respect to each Benefit Plan, all reports, returns, notices and other documentation that is required to have been filed with or furnished to the Internal Revenue Service, the DOL or any other Governmental Authority, or to the participants or beneficiaries of such Benefit Plan, have been filed in or furnished on a timely basis. Each Benefit Plan that is intended to be qualified under Section 401(a) of the Code (a “Qualified Benefit Plan”) is so qualified and has received a favorable and current determination letter from the Internal Revenue Service to the effect that such Qualified Benefit Plan satisfies the requirements of Section 401(a) of the Code and that its related trust is exempt from taxation under Section 501(a) of the Code, and, to the Knowledge of Sellers, there are no facts or circumstances that could reasonably be expected to cause the loss of such qualification or the imposition of any material Liability, 21 302010047 v18 penalty or Tax under ERISA, the Code or any other Law. No individual who has performed services for any Company has been improperly excluded from participation in any Benefit Plan. There are no audits or proceedings initiated under the Internal Revenue Service Employee Plans Compliance Resolution System (currently set forth in Revenue Procedure 2013-12) or similar proceedings pending with the Internal Revenue Service or DOL with respect to any Benefit Plan. (d) No Company nor any of their respective ERISA Affiliates has, or has had, any liability or obligation to contribute to any Benefit Plan that is subject to Title IV of ERISA or related provisions of the Code or foreign Law relating to employee benefit plans. (e) None of the Benefit Plans (including for such purpose any “employee benefit plan,” as defined in Section 3(3) of ERISA), previously maintained or contributed to by any Company or any of their respective ERISA Affiliates (i) is a “multiple employer plan” within the meaning of Section 413(c) of the Code or a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA; (ii) is or at any time in the past six (6) years was funded through a “welfare benefit fund” as defined in Section 419(e) of the Code; (iii) currently provides or at any time in the past six (6) years has provided benefits through a voluntary employee’s beneficiary association (within the meaning of Section 501(c)(9) of the Code) or a supplemental unemployment benefit plan (within the meaning of Section 501(c)(17) of the Code); or (iv) is a “pension plan” as defined in Section 3(2) of ERISA that is not intended to be qualified under Section 401(a) of the Code. (f) Except as required by Law, no provision of any Benefit Plan could reasonably be expected to result in any limitation on Buyer or any of its Affiliates from amending, merging or terminating any Benefit Plan. No Company has any commitment or obligation nor has made any representations to any employee, officer, director, manager, independent contractor or consultant, whether or not legally binding, to adopt, amend or modify, in any material respect, any Benefit Plan or any Collective Bargaining Agreement, in connection with the consummation of the transactions contemplated by this Agreement. (g) Other than as required under Part 6 of Subtitle B of Title I of ERISA or other Law, no Benefit Plan provides post-termination or retiree welfare benefits to any individual for any reason, and no Company nor any of their respective ERISA Affiliates has any Liability to provide post-termination or retiree welfare benefits to any individual. (h) Other than routine claims for benefits, there is no pending or, to Sellers’ Knowledge, contemplated or threatened Action or lien relating to any Benefit Plan. (i) No Company, nor, to Sellers’ Knowledge, any other “party in interest” or “disqualified person” with respect to any Benefit Plan has engaged in a non-exempt “prohibited transaction” as defined in Section 406 of ERISA or Section 4975 of the Code involving such Benefit Plan that could reasonably be expected to subject any Company to a material Tax or penalty imposed by Section 4975 of the Code or Section 501, 502 or 510 of ERISA. To Sellers’ Knowledge, no fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply with the requirements of ERISA, the Code or any other Law in connection with the administration or investment of the assets of any Benefit Plan. (j) With respect to each Benefit Plan that is a “group health plan” as defined in Section 607(1) of ERISA, each Company and each ERISA Affiliate of each Company has complied in all material respects with the continuation coverage requirements of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code. (k) Each Benefit Plan that is subject to Section 409A of the Code has been operated in compliance with such section and all applicable regulatory guidance (including notices, rulings and 22 302010047 v18 proposed and final regulations) since January 1, 2007. (l) Each individual who is classified by any Company as an independent contractor or as an employee has been properly classified in all material respects for purposes of participation and benefit accrual under each Benefit Plan. No Company has any Liability with respect to any employee leased from another employer. (m) Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or in combination with another event): (i) entitle any current or former director, officer, employee, independent contractor or consultant (or their respective beneficiaries) of any Company to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual; (iii) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; or (iv) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code. No current or former director, officer, employee, independent contractor or consultant (or their respective beneficiaries) has or will obtain a right to receive a gross-up payment from any Company with respect to any excise taxes that may be imposed on such individual pursuant to Section 409A of the Code, Section 4999 of the Code or otherwise. (n) No Benefit Plan covers any officers or employees (or their respective beneficiaries) of any Company outside of the United States. Section 3.19 Employment Matters. (a) Section 3.19(a) of the Disclosure Schedules contains a list of all individuals who are employees, independent contractors or consultants of each Company as of the date hereof, and sets forth for each such individual the following: for employees (i) name; (ii) title or position (including whether full- or part-time); (iii) hire date; (iv) current annual base compensation rate (or hourly rate); (v) exempt/non- exempt status; (vi) the amount(s) of commission, bonus or other incentive-based compensation the individual is eligible to receive pursuant to any written agreement, or, if the individual is not party to any such written agreement, then such amount(s) paid during the most recently completed fiscal year; and (vii) accrued unused vacation, and, for independent contractors or consultants, (i) name; (ii) description of services; (iii) length of engagement; (iv) whether the independent contractor or consultant is engaged pursuant to a written agreement; (v) method of compensation; and (vi) rate of compensation. As of the date hereof, all compensation, including wages, commissions and bonuses, due and payable to employees, independent contractors or consultants of each Company for services performed on or prior to the date hereof have been paid in full (or accrued in full on the balance sheet contained in the Closing Statement) and there are no outstanding agreements, understandings or commitments of any Company with respect to any compensation, commissions or bonuses. (b) (i) No Company is, nor has been for the past three (3) years, a party to, bound by or otherwise subject to any collective bargaining agreement, works council agreement, labor union contract, trade union agreement or other similar agreement or other Contract (each, a “Collective Bargaining Agreement”) with a union, works council or labor organization (each, a “Union”); (ii) as of the date hereof, no Collective Bargaining Agreement is being negotiated by any Company; (iii) there is not, and has not been for the past three (3) years, any Union representing or purporting to represent any employee of any Company, and, to Sellers’ Knowledge, no Union or group of employees is seeking or has sought to organize employees for the purpose of collective bargaining, made a demand for recognition or certification, sought to bargain collectively with any Company or filed a petition for recognition with any Governmental Authority; and (iv) there has not been during the past three (3) years, nor to the Knowledge of Sellers has there been during the past three (3) years any threat of, any strike, slowdown, work stoppage, lockout, 23 302010047 v18 boycott, handbilling, picketing, walkout, demonstration, leafleting, sit-in, sick-out, material grievance, concerted refusal to work overtime or other collective bargaining form of organized protest dispute, and no such action is pending or, to Sellers’ Knowledge, threatened. No consent, approval, declaration or filing with or notice to a Union is required by Law, pursuant to any Collective Bargaining Agreement or pursuant to any other Material Contract in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby. (c) Except as set forth on Section 3.19(c) of the Disclosure Schedules, (i) each Company is, and has been for the past six (6) years, in compliance in all material respects with all applicable Laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal employment opportunity, employment practices, the hiring, promotion, assignment and termination of employees, discrimination, disability, labor relations, hours of work, payment of wages, immigration, workers’ compensation, employee benefits, working conditions, occupational safety and health, family and medical leave, data privacy, data protections and collective bargaining; (ii) within the past six (6) years, each person or entity classified by any Company as an “independent contractor,” consultant, volunteer, subcontractor, “temp,” leased employee or other contingent worker is and has been properly classified under all governing Laws, and each Company has fully and accurately reported all payments to all independent contractors and other contingent workers on Internal Revenue Service Form 1099s or as otherwise required by Laws; (iii) within the past six (6) years, each employee classified as “exempt” from overtime under the Fair Labor Standards Act (“FLSA”) and any state laws governing wages, hours and overtime pay has been properly classified as such, and no Company has incurred any liabilities under the FLSA or any state wage and hour laws; (iv) within the past six (6) years, each employee not subject to the FLSA has been properly categorized according to Law, and has been paid overtime wages consistent with Law; (v) there are no workers’ compensation claims pending against any Company; (vi) to the Sellers’ Knowledge, no employee of any Company is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of Buyer’s operation of the Companies’ business after Closing; (vii) each of the employees of each Company has all work permits, immigration permits, visas or other authorizations required by law for such employee given the duties and nature of such employee’s employment; (viii) all employees of each Company are legally employed, and each Company is in compliance with all requirements of the Immigration and Reform Control Act of 1986, except to the extent that failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect; (ix) there are no pending or, to the Sellers’ Knowledge, threatened lawsuits, grievances, unfair labor practice charges, arbitrations, charges, investigations, hearings, actions, claims or proceedings (including any administrative investigations, charges, claims, actions or proceedings), against any Company brought by or on behalf of any applicant for employment, any current or former employee, representative, agent, consultant, independent contractor, subcontractor or any leased employee, volunteer or “temp” of any Company, or any group or class of any of the foregoing, in each case in connection with his or her affiliation with, or the performance of his, her or their duties to, any Company, any person alleging to be a current or former employee, or any group or class of any of the foregoing, or any Governmental Authority, or alleging violation of any labor or employment laws, breach of any Collective Bargaining Agreement, breach of any express or implied contract of employment, wrongful termination of employment or any other discriminatory, wrongful or tortious conduct in connection with the employment relationship; (x) no individual has been improperly excluded from, or wrongly denied benefits under, any Benefit Plan; and (xi) each Company is in material compliance with the terms of the Collective Bargaining Agreements and other Contracts listed on Section 3.19(c) of the Disclosure Schedules. (d) Within the past six (6) years, no Company has failed to provide advance notice of layoffs or terminations as required by the WARN Act or any state or local Laws, or any Law for employees outside the United States, regarding the termination or layoff of employees, and no Company has incurred any liability or obligation under the WARN Act or any such other laws. 24 302010047 v18

Section 3.20 Taxes. (a) All Tax Returns required to be filed on or before the Closing Date by each Company have been, or will be, timely filed with the requisite Governmental Authority. Such Tax Returns are, or will be, true, complete and correct in all respects. All Taxes due and owing by each Company (whether or not shown on any Tax Return) have been, or will be, timely paid. (b) Each Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, shareholder, member or other party, and has filed (or caused to be filed) all associated Tax Returns and has complied with all backup withholding provisions of Law. (c) No claim has been made by any Governmental Authority in any jurisdiction to the effect that any Company did not file a Tax Return that it was required to file or pay a type of Tax that it was required to pay. No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of any Company. No power of attorney has been executed by or on behalf of any Company with respect to Taxes that is currently in force. (d) At all times since inception, (i) each Company other than MPD LLC (collectively, the “S Corporations”) has validly elected and consistently been treated as an “S corporation” within the meaning of Code Section 1361(a) and has validly and consistently been treated in a similar manner for purposes of the income tax laws of all states in which it has been subject to taxation. None of the S Corporations has taken any position on any Tax return nor has there been any act or omission by any Person that could form the basis for any revocation, termination or invalidity of such S Corporation’s S corporation status. None of the S corporations is subject to the Tax under Section 1374 of the Code. No S Corporation has in the past ten (10) years (i) acquired assets from another Person in a transaction in which the Tax basis of the acquired assets was determined, in whole or in part, by reference to the Tax basis of the acquired assets (or any other property) in the hands of the transferor; or (ii) acquired the stock of any Person that is a “qualified subchapter S subsidiary” within the meaning of Section 1361(b)(3)(B) of the Code (a “Qsub”). (e) MPD LLC is taxed as partnership for U.S. federal income tax purposes. (f) The amount of each Company’s Liability for unpaid Taxes for all periods ending on or before December 31, 2019 does not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) reflected on the Financial Statements. The amount of each Company’s Liability for unpaid Taxes for all periods following the end of the recent period covered by the Financial Statements shall not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) as adjusted for the passage of time in accordance with the past custom and practice of such Company. (g) Section 3.20(g) of the Disclosure Schedules sets forth: (i) the taxable years of each Company as to which the applicable statutes of limitations on the assessment and collection of Taxes have not expired; (ii) those years for which examinations by Governmental Authorities have been completed; and (iii) those taxable years for which examinations by Governmental Authorities are presently being conducted. 25 302010047 v18

(h) All deficiencies asserted, or assessments made, against any Company as a result of any examinations by any Governmental Authority have been fully paid. (i) No Company is a party to any Tax dispute by any Governmental Authority. There is no pending or threatened Tax dispute against any Company by any Governmental Authority. (j) Sellers have delivered or made available to Buyer true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed against, or agreed to by, each Company for all Tax periods ending in the last three fiscal years. (k) There are no Encumbrances for Taxes (other than for current Taxes not yet due and payable) upon the assets of any Company. (l) No Company is a party to, or bound by, (i) any Tax indemnity, Tax-sharing, Tax allocation or similar agreement or (ii) any closing agreement, gain recognition agreement, offer in compromise or any other agreement with any Governmental Authority with respect to Taxes of any Company. No private letter rulings, technical advice memoranda or similar rulings have been requested, entered into or issued by any Governmental Authority with respect to Taxes of any Company. (m) For United States federal Tax purposes, no Company has been a member of an affiliated, combined, consolidated or unitary Tax group. No Company has Liability for Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Law), as transferee or successor, by contract or otherwise. (n) No Company has agreed to make, nor is required to make, any adjustment under Sections 481(a) or 263A of the Code or any comparable provision of state, local or foreign Tax Laws by reason of a change in accounting method or otherwise. No Company has taken any action that could defer a Liability for Taxes of any Company from any Pre-Closing Tax Period to any Post-Closing Tax Period. (o) No Seller is a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2. (p) No Company has been (i) a party to any joint venture, partnership or other arrangement of contract that could be treated as a partnership for federal income Tax purposes; (ii) a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code; or (iii) a personal holding company under Section 542 of the Code. (q) No Company has (i) taken a reporting position on a Tax Return that, if not sustained, would be reasonably likely to give rise to a penalty for substantial understatement of federal income Tax under Section 6662 (or any similar provision of state, local or foreign Tax law), without regard to the disclosure thereof, or (ii) engaged in any transaction that would constitute a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b). (r) None of the assets of any Company is property that such Company is required to treat as being owned by any other person pursuant to the so-called “safe harbor lease” provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended. Section 3.21 Product Warranties. Section 3.21 of the Disclosure Schedules sets forth all the terms and conditions of any product or service express warranties given by any Company. The aggregate amount of Losses incurred by reason of allowances, customer dissatisfaction or Liabilities arising under such warranties and guarantees did not exceed the lesser of ten percent (10%) of the applicable 26 302010047 v18 consideration received with respect to any applicable purchase order and $5,000.00 per purchase order during any of the five (5) years preceding the date hereof. Section 3.22 Performance Bonds. Section 3.22 of the Disclosure Schedules sets forth a true, correct and complete list of (a) all Contracts for which, or legal requirements pursuant to which, any Company has, or is required to provide, performance or surety bonds or similar instruments, (b) the amount of such bonds, (c) the Person issuing such bonds, and (d) each such bond number (such bonds referenced thereon collectively, the “Performance Bonds”). Section 3.22 of the Disclosure Schedules further identifies all payments, if any, that have been made during the five (5) years preceding the date hereof under any Performance Bond. Section 3.23 Accounts with Banks and Brokerages; Powers of Attorney. Section 3.23 of the Disclosure Schedules sets forth a true, correct and complete list of (a) the name of each financial institution or brokerage firm in which each Company has accounts or safe deposit boxes, (b) the names in which the accounts or boxes are held, (c) the type of account and (d) the name of each Person authorized to draw thereon or have access thereto. No Person holds a general or special power of attorney from any Company. Section 3.24 Absence of Certain Business Practices. No Company, no Seller nor any of their respective Affiliates has directly or indirectly made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property or services (a) to obtain favorable treatment in securing business for any Company in violation of Law, (b) to pay for favorable treatment for business secured by any Company in violation of Law, or (c) to obtain special concessions or for special concessions already obtained, in each case for the benefit of any Company in violation of Law. Section 3.25 Affiliate Interests. Except as set forth on Section 3.25 of the Disclosure Schedules, no Related Party of any Company: (a) owns or has owned, directly or indirectly, any equity or other financial or voting interest in any competitor, supplier, licensor, lessor, distributor, independent contractor or customer of any Company or the Companies’ business (including any Material Customer or Material Supplier); (b) owns or has owned, directly or indirectly, or has or has had any interest in any property (real or personal, tangible or intangible) that any Company or the Companies’ business uses or has used in or pertaining to the business of the Companies; (c) has or has had any business dealings or a financial interest in any transaction with any Company or the Companies’ business or involving any assets or property of any Company or the Companies’ business; or (d) is or has been employed by any Company (such matters set forth on or required to be set forth on Section 3.08(a)(xv) or Section 3.25 of the Disclosure Schedules, the “Related Party Matters”). Section 3.26 Capital Expenditures. Section 3.26 of the Disclosure Schedules sets forth a true, correct and complete copy of the Companies’ capital expenditure budget, which budget sets forth the total amount of capital expenditures currently budgeted to be incurred by the Companies in excess of $50,000 in the aggregate on any project or series of related projects, during the balance of the Companies’ current fiscal year. Section 3.27 Indebtedness. Except as set forth on Section 3.27 of the Disclosure Schedules, no Company has any Indebtedness (any Indebtedness set forth, or required to be set forth on, in Section 3.27 of the Disclosure Schedule, “Company Indebtedness”). Section 3.28 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of any Company. 27 302010047 v18

Section 3.29 Full Disclosure. No representation or warranty by Sellers in this Agreement, as modified by the Disclosure Schedules, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading. ARTICLE IV REPRESENTATIONS AND WARRANTIES REGARDING SELLERS Each Seller, severally and not jointly, represents and warrants to Buyer as follows: Section 4.01 Authority of Seller. Such Seller has full power and authority to enter into this Agreement and the other Transaction Documents to which such Seller is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by such Seller of this Agreement and any other Transaction Document to which such Seller is a party, the performance by such Seller of its obligations hereunder and thereunder and the consummation by such Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of such Seller. This Agreement has been duly executed and delivered by such Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms, except that (a) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws, now or hereafter in effect, relating to or limiting creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief, may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. When each other Transaction Document to which such Seller is or will be a party has been duly executed and delivered by such Seller (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of such Seller enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws, now or hereafter in effect, relating to or limiting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief, may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Section 4.02 Title to Securities. Such Seller has good and marketable title to and is the legal and beneficial owner of the Securities described on Exhibit A as being owned by such Seller, free and clear of any and all Encumbrances, and such Seller has the right, authority and power to sell, assign and transfer such Securities pursuant to this Agreement and the other Transaction Documents. Upon delivery to Buyer of certificates for such Securities at the Closing, Buyer shall acquire good, valid and marketable title to such Securities, free and clear of any and all Encumbrances other than Encumbrances created by Buyer on or after the Closing. Section 4.03 No Conflicts. Except as set forth on Section 4.03 of the Disclosure Schedules, the execution, delivery and performance by such Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of such Seller; (b) conflict with or result in a violation or breach of any provision of any Law or Order applicable to such Seller; or (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which such Seller is a party. No consent, approval, Permit, Order, declaration or filing with or notice to any Governmental 28 302010047 v18

Authority is required by or with respect to such Seller in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby. Section 4.04 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of the Sellers or any of their Affiliates. Section 4.05 Legal Proceedings. There are no Actions pending or, to the Knowledge of Sellers, threatened against or by any Seller or any Affiliate of any Seller that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action. Section 4.06 Tax Matters. No Seller has taken any position on any Tax return nor has there been any act or omission by any Person that could form the basis for any revocation or invalidity of any S Corporation’s S corporation status. Each Seller has filed all Tax Returns on a basis consistent with the Forms K-1 issued by each Company to such Seller and has paid all Taxes attributable to the ownership and operation of the business conducted by each Company. Section 4.07 Disclaimer. THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER STATUTORY, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, AND WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED. In particular, without limiting the foregoing disclaimer, neither the Companies or Sellers nor any other Person makes or has made any representation or warranty to Buyer, any of its Affiliates or Representatives with respect to any financial projection, forecast, estimate, budget or prospect information relating to any Company or their respective businesses. ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER Buyer represents and warrants to Sellers as follows: Section 5.01 Organization and Authority of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Buyer has full corporate power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by each Seller and each Company) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except that (a) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws, now or hereafter in effect, relating to or limiting creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief, may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. When each other Transaction Document 29 302010047 v18 to which Buyer is or will be a party has been duly executed and delivered by Buyer (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of Buyer enforceable against it in accordance with its terms, except that (a) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws, now or hereafter in effect, relating to or limiting creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief, may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Section 5.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of Buyer; (b) conflict with or result in a violation or breach of any provision of any Law or Order applicable to Buyer; or (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which such Buyer is a party. No consent, approval, Permit, Order, declaration or filing with or notice to any Governmental Authority is required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby. Section 5.03 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer. Section 5.04 Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action. Section 5.05 Investment Purpose. Buyer is acquiring the Securities solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Buyer acknowledges that the Securities are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that the Securities may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable. Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement. Buyer acknowledges that Sellers have made available to Buyer and its Representatives the opportunity to ask questions of Representatives of Sellers, to engage in due diligence, to visit the Real Property, and to request information about the business, assets and financial condition of the Companies. Notwithstanding the foregoing, Sellers acknowledge that Buyer has relied on the representations and warranties of Sellers and the Company herein and the other terms of this Agreement in connection with its execution and delivery of this Agreement and its evaluation of the transactions contemplated hereby. Buyer specifically acknowledges that, except as expressly set forth herein, no representation or warranty has been made, and that Buyer has not relied on any representation or warranty other than those expressly set forth herein, including any representations or warranties as to the accuracy of any projections, estimates or budgets, future revenues, future results from operations, future cash flows, the future condition of the Companies, Real Property, personal property, or any assets of the Companies. 30 302010047 v18

ARTICLE VI COVENANTS Section 6.01 Confidentiality. The Confidentiality Agreement and the obligations of the parties thereunder shall terminate on the Closing. For the avoidance of doubt, the fact that this Agreement has been entered into between the parties, and the terms and conditions hereof, (a) shall be subject to the terms of the Confidentiality Agreement, and (b) Sellers shall, and shall cause each of their Affiliates (including, prior to the Closing, the Companies) to, hold, and shall use their reasonable best efforts to cause their Representatives to hold, in confidence and not disclose, directly or indirectly, such matters, in each case except as disclosure hereof and thereof is expressly contemplated and permitted pursuant to the terms and conditions of this Agreement. From and after the Closing, Sellers shall, and shall cause each of their Affiliates to, hold, and shall use their reasonable best efforts to cause their Representatives to hold, in confidence and not disclose, directly or indirectly, any and all information, whether written or oral, concerning the Companies, including any and all Trade Secrets, proprietary information, and confidential information of the Companies, except to the extent that Sellers can show that such information is or becomes publicly available through no fault of Sellers or any of their respective Affiliates or Representatives, or to the extent necessary in connection with providing continuing services to the Companies, in each case, at and in accordance with the request of the applicable Company. If a Seller or any of his or her Affiliates or Representatives are compelled to disclose any such information by judicial or administrative process or by other requirements of Law, such Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information that such Seller or his or her respective Affiliates or Representatives are advised by their counsel in writing is legally required to be disclosed; provided, however, that such Seller shall use, and cause his or her respective Affiliates and Representatives to use, reasonable best efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information, at the cost and expense of Buyer. Section 6.02 Non-competition; Non-solicitation. (a) Each Seller acknowledges the highly competitive nature of the business of the Companies. In connection with the sale of all of its Securities, including the Companies’ goodwill, in exchange for good and valuable consideration offered to such Seller for its Securities, for a period of five (5) years commencing on the Closing Date (the “Restricted Period”), each of the Sellers (collectively, the “Non-Compete Parties”) agrees that he or she shall not, and shall not permit any of his or her Affiliates to, directly or indirectly, whether acting alone or as a partner, shareholder, member joint venture, equity or security holder, officer, director, employee, principal, agent, trustee, consultant, independent contractor or lender (other than in connection with providing services to any Company or other Affiliate of Buyer, including any entity acquired by any Company or Buyer or its Affiliates after Closing, in each case, at and in accordance with the request of such Company), (i) engage in or assist others in engaging in the Restricted Business in the Territory; (ii) have an interest in any Person that engages, directly or indirectly, in the Restricted Business in the Territory in any capacity, including as a partner, shareholder, member, joint venture, equity or security holder, officer, director, employee, principal, agent, trustee, consultant, independent contractor or lender; or (iii) intentionally interfere in any material respect with the business relationships (whether formed prior to or after the date of this Agreement) between any Company and any customers or suppliers of such Company. Notwithstanding the foregoing, each of the Non-Compete Parties and their Affiliates may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange only if such Non-Compete Party or Affiliate is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own 1% or more of any class of securities of such Person. (b) During the Restricted Period, the Non-Compete Parties shall not, and shall not permit any of its Affiliates to, directly or indirectly, for themselves or another, solicit for employment any 31 302010047 v18 current or former employee, contractor, or consultant of any Company, encourage any such employee, contractor, or consultant to leave such employment or contract period with Buyer or its Affiliates, or hire, retain, or otherwise utilize the services of (whether as an employee, consultant, volunteer or otherwise) any such employee, contractor, or consultant so solicited or encouraged, except pursuant to a general solicitation that is not directed specifically to any such employees, contractors, or consultants; provided, however, that nothing in this Section 6.02(b) shall prevent the Non-Compete Parties or any of their Affiliates from soliciting (i) after six months any employee whose employment or contract has been terminated by the applicable Company or Buyer, (ii) after six months from the date of termination of employment or contract period, any employee, contractor, or consultant whose employment or contract has been terminated by the employee, contractor, or consultant or (iii) the individual set forth in Section 6.02(b) of the Disclosure Schedules. (c) During the Restricted Period, the Non-Compete Parties shall not, and shall not permit any of its Affiliates to, directly or indirectly, for themselves or on behalf of another, solicit or entice, or attempt to solicit or entice, any Person that (i) was on the Closing Date a client or customer of any Company, (ii) is a Material Customer, (iii) to the Knowledge of such Seller is, on the Closing Date, or has been within one year prior to that time, a client or customer of any Company or potential client or customer of any Company, or (iv) to the Knowledge of such Seller is, on the Closing Date, or has been within one year prior to that time, actively solicited by any Company to become a client or customer of any Company, with the intent of diverting their business or services from any Company, including by requesting, advising or inducing such Person to withdraw, curtail or cancel, or engage in other activity that could adversely affect, the relationship such Person has with any Company. (d) The Non-Compete Parties acknowledge and agree (i) that the provisions of, and Sellers’ obligations under, Section 6.01 and Section 6.02 are reasonable in scope and necessary for the protection of Buyer and its legitimate business interests, and constitute a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated by this Agreement, (ii) that any of the Non-Compete Parties’ breach or threatened breach of any provision or obligation in this Section 6.01 or Section 6.02 would give rise to irreparable harm to Buyer for which monetary damages would not be an adequate remedy, and (iii) that Buyer shall be entitled to seek and obtain, in addition to any and all other rights and remedies that may be available to it in respect of such breach, equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction, to prevent and/or remedy such a breach or threatened breach (without first having to demonstrate any actual damage, post any bond or furnish any other security interest thereof). In any proceeding for an injunction and upon any motion for a temporary or permanent injunction, Buyer’s right to receive monetary damages shall not be a bar, or be interposed as a defense, to the granting of such relief. Buyer’s right to injunctive relief is in addition to, and not in lieu of, any other rights and remedies available to it or them under law or in equity. Each Non-Compete Party agrees that the provisions of this Section 6.01 and Section 6.02 shall be assignable to and enforceable by any successor to or assignee of Buyer, the Companies or the business of the Companies. (e) In the event that any covenant contained in Section 6.01 or Section 6.02 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by Law in any jurisdiction, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service or other limitations permitted by Law. The covenants contained in Section 6.01 and Section 6.02 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction. 32 302010047 v18

(f) If any Non-Compete Party or any Affiliate of any Non-Compete Party violates this Section 6.02, then the period of time during which the provisions thereof are applicable will automatically be extended for a period of time equal to the time that such violation began until such violation permanently ceases as (i) agreed to between any such breaching Non-Compete Party or any Affiliate of any Non- Compete Party and Buyer, or (ii) as finally determined by a court of competent jurisdiction. Section 6.03 Governmental Approvals and Consents. (a) If any consent, approval or authorization necessary to preserve any right or benefit under any Contract to which any Company is a party is not obtained prior to the Closing, Sellers shall, subsequent to the Closing, cooperate with Buyer and the Companies in attempting to obtain such consent, approval or authorization as promptly thereafter as practicable. If such consent, approval or authorization cannot be obtained, Sellers shall use their reasonable best efforts to provide the Companies with the rights and benefits of the affected Contract for the term thereof, and, if Sellers provide such rights and benefits, the applicable Company shall assume all obligations and burdens thereunder. (b) Sellers shall use their commercially reasonable efforts to obtain or provide, at the earliest practicable date as determined by Sellers and Buyer, each consent, waiver, approval, Order, Permit (including any Environmental Permit) or authorization of, or declaration or filing with, or notification to, any Governmental Authority required or necessary pursuant to any Material Contract, Permit, or applicable Law, including any Environmental Law, Environmental Notice, or Environmental Permit (whether with or without notice or lapse of time or both) applicable to any Company, any Real Property, or any assets, business or operations with respect thereto in connection with, as a result of or arising from the consummation of the transactions contemplated by this Agreement or the Transaction Documents (any such consent, waiver, approval, Order, Permit (including any Environmental Permit) or authorization of, or declaration or filing with, or notification to, any Governmental Authority not obtained prior to the Closing, the “Outstanding Consents”); provided, however, that any Losses arising in connection with the failure to obtain or provide an Outstanding Consent shall be and is agreed to constitute an Excluded Item and Loss indemnifiable pursuant to Section 8.02(h); provided further, that for the avoidance of doubt, any approvals or clearances under the HSR Act shall not constitute Outstanding Consents. The parties hereto agree that they will keep the other parties apprised in a timely manner of the status of matters referred to in this Section 6.03 and, to the extent permitted by Law, promptly furnish the others with copies of notices or other communications (or, in the case of material oral communications, advise the other of such communications (orally or otherwise)) between the parties hereto and their representatives, as the case may be, and any Governmental Authority with respect to such transactions. (c) All analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments and proposals made by or on behalf of either party before any Governmental Authority or the staff or regulators of any Governmental Authority, in connection with the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between Sellers or any Company with Governmental Authorities in the Ordinary Course of Business, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other party hereunder in advance of any filing, submission or attendance, it being the intent that the parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments and proposals. Each party shall give notice to the other party with respect to any meeting, discussion, appearance or contact with any Governmental Authority or the staff or regulators of any Governmental Authority, with such notice being sufficient to provide the other party with the opportunity to attend and participate in such meeting, discussion, appearance or contact. Each of the parties hereto agrees that none of the information regarding it or any of its Affiliates supplied or to be supplied by it, or to be supplied on its behalf, in writing specifically for inclusion in any documents to be filed with any 33 302010047 v18

Governmental Authority in connection with the transactions contemplated hereby will, at the respective times such documents are filed with any Governmental Authority, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. (d) Nothing in this Agreement shall require, or be construed to require, Buyer or any of its Affiliates to agree to (i) sell, hold separate, divest, discontinue or limit, before or after the Closing Date, any assets, businesses or interests of Buyer, any Company or any of their respective Affiliates; (ii) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests which, in either case, could reasonably be expected to result in a Material Adverse Effect or materially and adversely impact the economic or business benefits to Buyer of the transactions contemplated by this Agreement; or (iii) any material modification or waiver of the terms and conditions of this Agreement. Section 6.04 Books and Records. (a) All books and records of each Company are located at the Real Property and possession of same will be transferred to Buyer at Closing. (b) Buyer and each Company shall provide access, upon reasonable advance notice and during normal business hours, to all of the Companies’ respective books, records and financial information relating to periods prior to the Closing, at the cost and expense of Sellers, in connection with (i) any Tax or any other Governmental Authority audit, inquiry, investigation, etc. of Sellers or (ii) any matter for which Sellers are required to provide indemnification hereunder. (c) Following the Closing, during the period set forth in clauses (e) and (f) of Section 8.04, Buyer shall provide to Sellers copies of all (i) reports to applicable Governmental Authorities regarding the Companies’ compliance with its periodic maintenance and monitoring requirements under any applicable Law or Environmental Permit related to the landfill located on the Real Property and (ii) Environmental Notices, Environmental Claims, or requests for information pursuant to Environmental Law, in each case to the extent related to the use and operation of the Real Property and/or the Companies on and after the Closing Date. (d) Neither Buyer nor Sellers shall be obligated to provide the other party with access to any books, records or other information (including personnel files) pursuant to this Section 6.04 where such access would violate any Law. (e) Sellers shall maintain, and promptly following the Closing, shall provide Buyer with, an electronic copy of all materials contained in the “Project Eagle” and “Project Eagle 2019” folders of the Workshare document repository maintained by Sellers as of 11:59 p.m., prevailing Central Time, on the date that is two Business Days prior to the Closing Date. Section 6.05 Use of Name. All uses of the name “Coram Materials,” “MLFF,” “BSLH,” “A.B. of Sayville,” “Miller Place Development” and any derivations thereof are assets of the applicable Company and, as such, are being transferred to Buyer hereunder. Each Seller agrees that it will not take any action that reasonably could be expected to adversely affect Buyer’s or the applicable Company’s right to those names or cause confusion with respect to Buyer’s, the applicable Company’s or any of its Affiliates’ use of those names. All goodwill with respect to the use of the names shall inure to the benefit of Buyer, the applicable Company and their respective Affiliates and none of Sellers nor any of their respective Affiliates shall have any rights to sue or recover against any Person with respect to the use of those names. 34 302010047 v18

Section 6.06 Public Announcements. Unless otherwise required by Law or stock exchange requirements (based upon the announcing party’s good faith determination and the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other parties (which consent shall not be unreasonably withheld, conditioned, or delayed), and the parties shall cooperate as to the timing and contents of any such announcement; provided, however, that, for the avoidance of doubt, the ultimate parent entity of Buyer, currently U.S. Concrete, Inc., shall be permitted to disclose in its filings with the Securities and Exchange Commission and similar public filings and disclosures the transactions contemplated hereby, including the Transaction Documents, without the consent of, but on reasonable prior advance written notice to, Sellers. Section 6.07 Further Assurances; Litigation Cooperation. (a) Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement. (b) From and after the Closing Date, Sellers shall use reasonable efforts to make themselves and their Representatives available to Buyer and the Companies, upon written request, for fact finding, consultation and interviews and as witnesses to the extent that any such person may reasonably be required in connection with any Actions in which the requesting party may from time to time be involved (whether as plaintiff or defendant) relating to (i) the conduct of the Companies’ business and the ownership and operation of the Companies’ properties and assets prior to the Closing Date or (ii) to any Company’s claim to legal or equitable title to any properties located within the quarry operated by the Companies or the mining, mineral or possessory rights thereto. Buyer shall reimburse the applicable Seller for his or her reasonable and documented out-of-pocket expenses (including reasonable and documented attorneys’ and other professional fees and expenses) incurred in connection with providing information and witnesses pursuant to this Section 6.07(b). Subject to the terms and conditions of Article VIII, in the event that Buyer or its Affiliates shall participate in any Action concerning the Companies’ business or the ownership and operation of the Companies’ properties and assets conducted prior to the Closing Date, each Seller shall, upon the request of the party involved in such Action, cooperate fully with such party in connection therewith, subject to reimbursement by the requesting party for such Seller’s reasonable and documented out-of-pocket expenses (including reasonable and documented attorneys’ and other professional fees and expenses). Notwithstanding the foregoing, the provisions of this Section 6.07(c) shall not apply to Actions brought between Buyer and its Affiliates, on the one hand, and Sellers and their respective Affiliates, on the other hand. Section 6.08 Performance Bond. Until July 1, 2020, Buyer shall have the benefit of using that certain Irrevocable Standby Letter of Credit No. SB-2225, issued on November 29, 2017 and having a current expiration date of November 29, 2020, issued by People’s United Bank in favor of New York State Department of Environmental Conservation (“NYSDEC” ) on behalf of Coram, in the current amount not to exceed $1,267,141.42 and not in any greater amount (the “Letter of Credit” ) to secure Coram’s mined land reclamation obligations as prescribed by the NYSDEC under the Mined Land Reclamation permit issued to Coram by NYSDEC (the “MLRL Permit” ), together with all cash on deposit with People’s United Bank as financial security for the Letter of Credit (the “Cash Deposit” ). On or prior to July 1, 2020, Buyer shall cause Coram to (i) obtain an alternative reclamation bond or other surety for Coram’s obligations as required by the MLRL Permit, (ii) terminate the Letter of Credit with Peoples United Bank and (iii) pay, or use commercially reasonable efforts to cause People’s United Bank to pay, to Sellers the Cash Deposit. Prior to the earlier of (a) July 1, 2020 and (b) the date on which the Letter of Credit is terminated, Sellers shall not take any action to terminate the Letter of Credit or withdraw the Cash Deposit from People’s 35 302010047 v18

United Bank. For the avoidance of doubt, subject to the provisions of this Section 6.08, neither Coram nor Buyer nor any of its Affiliates shall have any rights whatsoever with respect to the Cash Deposit following the Closing. Section 6.09 Insurance. (a) Buyer and Sellers acknowledge that prior to the Closing, Sellers have deposited $210,000 (the “Insurance Escrow Amount”) with Ruskin Moscou Faltischeck, P.C. (“RMF” ), which RMF has agreed to hold in RMF’s trust account pursuant to a separate letter agreement between RMF and Buyer. Within ten (10) calendar days following the Closing Date, Sellers shall make a written request for (i) one or more endorsements to the PLL Policy permitting and enacting the pre-purchase, for an amount equal to the Insurance Escrow Amount, of a supplemental extended reporting period, such that an extended reporting period shall be in effect beginning on September 19, 2021 and ending on November 19, 2025, and otherwise leaving the terms and conditions of the PLL Policy unchanged (including the policy period), and (ii) an “insured contract endorsement” under the PLL Policy describing this Agreement, and shall take all actions necessary or appropriate to ensure that each such endorsement is validly and effectively issued and obtained. Upon the reasonable request of Sellers, Buyer shall, and shall cause Coram to, cooperate with Sellers in all reasonable respects in connection with such request. Sellers shall provide written notice to Buyer and RMF of such written request, accompanied by written instruction to RMF to disburse to the insurer under the PLL Policy the Insurance Escrow Amount in satisfaction of the additional premium for the endorsement described in clause (i) of this Section 6.09(a). If, for any reason, the Insurance Escrow Amount is insufficient to fully satisfy the additional premium for such endorsement, Sellers shall satisfy such insufficiency by paying the requisite additional amount to the insurer under the PLL Policy in accordance with the insurer’s payment instructions. (b) During the period ending on the fifth anniversary of the Closing Date, Buyer shall cause Coram to maintain (i) the PLL Policy (provided that, following the expiration of the PLL Policy, the continuance of the extended reporting period thereunder shall satisfy Buyer’s obligation hereunder) and (ii) the policy of insurance described in Section 6.09(b) of the Disclosure Schedules (the “Environmental Policy”) (provided that Coram is the first named insured thereunder, the policy term of the Environmental Policy is for no less than five years following the Closing Date, and that Sellers shall have taken all actions necessary to bind coverage under such policy, including the satisfaction of all application and underwriting requirements, and shall have paid the full policy premium for the full policy term of the Environmental Policy), and shall not waive, amend, modify, revise, or apply to the insurer to modify or revise, the PLL Policy or the Environmental Policy (as applicable), or change the broker of record under the PLL Policy or the Environmental Policy (as applicable), in each case in any manner adverse to Sellers, without the written approval of Sellers, which shall not be unreasonably withheld, conditioned or delayed; provided that in no event will Buyer eliminate a Seller or Sellers as named insured, reduce any coverage limit, or otherwise impair the coverage afforded Sellers under the PLL Policy or the Environmental Policy (as applicable). Buyer may increase the coverage limits of the PLL Policy or the Environmental Policy (as applicable) following the Closing in its sole discretion and at its sole cost and expense. For the avoidance of doubt, all costs and expenses associated with the Environmental Policy as of the date of its inception or in connection with its inception (including the full policy premium, any attorneys’ fees or any broker fees or commissions) shall be the responsibility of Sellers. Section 6.10 Termination of Related Party Agreements. Each Contract set forth on, or required to be set forth on, Section 3.08(a)(xv) of the Disclosure Schedules is hereby terminated and of no force and effect as of the Closing. 36 302010047 v18

Section 6.11 401(k) Plan Termination. As promptly as possible following the Closing, Sellers shall (a) submit to the Internal Revenue Service the appropriate application for determination as to the Terminated 401(k) Plan’s qualified status; and (b) deliver copies of and evidence thereof to Buyer. Section 6.12 Bank Account Transition. As promptly as possible following the Closing, Sellers shall take all necessary actions to remove the Companies’ names, taxpayer identification numbers and other identifying information on each of the accounts set forth on Section 3.23 of the Disclosure Schedules, other than the account noted as “Bond Security,” which is the subject of Section 6.08. Following the Closing, Sellers shall promptly pay over to Buyer any Accounts Receivable or other amounts for the account of Buyer or any Company that may be received by Sellers following the Closing, including any such amounts deposited into such bank accounts, in order to more fully carry out the provisions of, and give effect to the purposes and intent of, this Agreement. The parties acknowledge that such bank accounts shall be Excluded Assets for purposes of this Agreement. ARTICLE VII TAX MATTERS Section 7.01 Tax Covenants. (a) Without the prior written consent of Buyer, each Seller (and, prior to the Closing, each Company, their respective Affiliates and their respective Representatives) shall not, to the extent it may affect, or relate to, any Company, make, change or rescind any Tax election, amend any Tax Return or take any position on any Tax Return, take any action, omit to take any action or enter into any other transaction that would have the effect of increasing the Tax liability of Buyer or any Company in respect of any Post-Closing Tax Period. Sellers agree that Buyer is to have no liability for any Tax resulting from any action of any Seller, any Company (to the extent such action occurs prior to the Closing Date or is otherwise based on any action by any Seller on behalf of any Company, except with respect to any action taken by any Seller on behalf of any Company at the direction of Buyer, its Affiliates or any of their respective Representatives), any of Sellers’ Affiliates or any of their respective Representatives, and agree, jointly and severally, to indemnify and hold harmless Buyer (and, after the Closing Date, each Company) against any such Tax. (b) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents (including any real property transfer Tax and any other similar Tax) shall be borne and paid by Sellers when due. Sellers shall, at their own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary). (c) Sellers shall prepare, or cause to be prepared, all Tax Returns required to be filed by each Company after the Closing Date with respect to a Pre-Closing Tax Period. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and without a change of any election or any accounting method and shall be submitted by Sellers to Buyer (together with schedules, statements and, to the extent requested by Buyer, supporting documentation) at least thirty (30) days prior to the due date (including extensions) of such Tax Return. If Buyer objects to any item on any such Tax Return, it shall, within fifteen (15) days after delivery of such Tax Return, notify Sellers in writing that it so objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection. If a notice of objection shall be duly delivered, Buyer and Sellers shall negotiate in good faith and use their reasonable best efforts to resolve such items. If Buyer and Sellers are unable to reach such agreement within ten (10) days after receipt by Sellers of such notice, the disputed items shall be resolved by the Independent Accountant and any determination by the Independent 37 302010047 v18

Accountant shall be final. The Independent Accountant shall resolve any disputed items within twenty (20) days of having the item referred to it pursuant to such procedures as it may require. If the Independent Accountant is unable to resolve any disputed items before the due date for such Tax Return, the Tax Return shall be filed consistently with Buyer’s objections and then, if necessary, amended to reflect the Independent Accountant’s resolution. The costs, fees and expenses of the Independent Accountant shall be borne equally by Buyer and Sellers. The preparation and filing of any Tax Return of any Company that does not relate to a Pre-Closing Tax Period shall be exclusively within the control of Buyer. Section 7.02 No Existing Tax Sharing Agreements. No tax sharing agreements exist (whether written or oral). Section 7.03 Tax Indemnification. (a) Sellers shall jointly and severally indemnify each Company, Buyer and each Buyer Indemnitee and hold them harmless from and against (a) any Loss attributable to any breach of or inaccuracy in any representation or warranty made in Section 3.20; (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in Article VII; (c) all Pre-Closing Taxes, including, without limitation, all Taxes attributable to the Section 338(h)(10) Elections; (d) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which any Company (or any predecessor of any Company) is or was a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state or local Law; and (e) any and all Taxes of any Person imposed on any Company arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date; provided, however, that in the case of clauses (c), (d) and (e) above, Sellers shall not be liable for any Taxes treated as a Liability in the calculation of Trade Working Capital. In each of the above cases, together with any out-of-pocket fees and expenses (including reasonable attorneys’ and accountants’ fees) incurred in connection therewith. Sellers shall reimburse Buyer for any Taxes of any Company that are the responsibility of any Seller pursuant to this Section 7.03 within ten (10) Business Days after payment of such Taxes by Buyer or the applicable Company. (b) The indemnifications provided in this Section 7.03 shall not be subject to any baskets, caps, thresholds, or other limitations. Section 7.04 Straddle Period. In the case of Taxes that are payable by any Company with respect to a taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any such Taxes that are treated as Pre-Closing Taxes for purposes of this Agreement shall be: (a) in the case of Taxes based upon, or related to, income or receipts, deemed equal to the amount that would be payable if the taxable year ended with the Closing Date; and (b) in the case of other Taxes, deemed to be the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period. Section 7.05 Contests. Buyer agrees to give written notice to Sellers of the receipt of any written notice by any Company, Buyer or any of Buyer’s Affiliates that involves the assertion of any claim, or the commencement of any Action, in respect of which an indemnity may be sought by Buyer pursuant to this Article VII (a “Tax Claim”); provided, that failure to comply with this provision shall not affect Buyer’s right to indemnification hereunder, unless the indemnifying party is materially prejudiced by Buyer’s failure to provide the aforementioned notice. Buyer shall control the contest or resolution of any Tax Claim; 38 302010047 v18 provided, however, that Buyer shall obtain the prior written consent of Sellers (which consent shall not be unreasonably withheld, conditioned or delayed) before entering into any settlement of a claim or ceasing to defend such claim; and, provided, further, that Sellers shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose, the fees and expenses of which separate counsel shall be borne solely by Sellers. Section 7.06 Cooperation and Exchange of Information. Sellers and Buyer shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this Article VII or in connection with any audit or other proceeding in respect of Taxes of any Company. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules, back-up materials, related work papers and documents relating to rulings or other determinations by a Governmental Authority. Each of Sellers and Buyer shall retain all Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of each Company for any taxable period beginning before the Closing Date until the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective Tax periods. Prior to transferring, destroying or discarding any Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of any Company for any taxable period beginning before the Closing Date, Sellers or Buyer (as the case may be) shall provide the other party with reasonable written notice and offer the other party the opportunity to take custody of such materials. Section 7.07 Tax Treatment of Indemnification Payments. Any indemnification payments pursuant to this Article VII and Article VIII shall be treated as an adjustment to the aggregate purchase price for the Securities by the parties for Tax purposes, unless otherwise required by Law. Any such adjustment shall be allocated for Tax purposes to the portion of the aggregate purchase price allocated to the Company whose assets or activities gave rise to such indemnification payment. If it is impracticable to identify such Company, the purchase price adjustment shall be made ratably among the Companies in the same proportions as the original purchase price was allocated among the Securities pursuant to Exhibit G. Section 7.08 Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 3.20 and this Article VII shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver or extension thereof) plus sixty (60) days. Section 7.09 Overlap. To the extent that any obligation or responsibility pursuant to Article VIII may overlap with an obligation or responsibility pursuant to this Article VII, the provisions of this Article VII shall govern and control. Section 7.10 Section 338(h)(10) Elections. At Buyer’s option, in its sole discretion, Sellers shall join in an appropriate and timely manner with Buyer and shall make elections under Section 338(h)(10) of the Code and any corresponding election permitted under any local, state or non-U.S. jurisdiction (collectively, “Section 338(h)(10) Elections” ) with respect to Buyer’s acquisition of the Securities issued by the S Corporations. Sellers shall cooperate with Buyer to take all actions necessary or appropriate to effect and preserve timely Section 338(h)(10) Elections with respect to Buyer’s acquisition of the Securities issued by the S Corporations, including but not limited to participating in the timely filing and execution of Internal Revenue Service Form 8023 and related or comparable forms for state, local or non-U.S. law purposes (collectively, the “Section 338(h)(10) Forms” ). Buyer shall prepare all Section 338(h)(10) Forms (other than sections or such forms that relate to information regarding Sellers) and shall provide the Section 338(h)(10) Forms to Sellers prior to the Closing Date. Sellers shall promptly and properly review, comment on (if needed), complete, execute and deliver to Buyer at the Closing all of the Section 338(h)(10) Forms provided by Buyer. Buyer shall be authorized to complete the Section 338(h)(10) 39 302010047 v18

Forms in accordance with the provisions of this Agreement and file the Section 338(h)(10) Forms with the applicable Governmental Authority. Section 7.11 Purchase Price Allocation. The Purchase Price shall be allocated among the Securities and further allocated among the assets of each Company in accordance with Exhibit G (it being acknowledged that “fair market value” shall be determined by an independent appraisal to be completed by Buyer as promptly as possible following the Closing), and the parties and each of their respective Affiliates shall report the acquisition of Securities and allocation of the Purchase Price among the assets of each Company in a manner consistent with such allocation on all Tax Returns (including IRS Form 8883) and shall not take any position on any Tax Return or during the course of any audit or other proceeding that is inconsistent with Exhibit G unless required by a determination of a Governmental Authority that is final. Within 60 days following the Closing Date, Buyer shall provide to Sellers a schedule that sets forth the fair market value of the assets constituting Class IV and Class V assets of each Company (the “Class IV and V Allocation Schedule”). Sellers shall have 60 days after the Class IV and V Allocation Schedule is delivered to Sellers to review and comment on the Class IV and V Allocation Schedule and identify potential adjustments thereto. If Sellers fail to identify potential adjustments within such 60 day period, the Class IV and V Allocation Schedule shall be deemed accepted. Sellers and Buyer shall work together in good faith to resolve differences with respect to the allocation. To the extent there remains any disagreement between Sellers and Buyer within 15 days after the delivery by the Sellers of proposed adjustments to Buyer’s proposed allocation, (i) each party shall be permitted to file all Tax Returns based on an allocation of value to Class IV, V, VI and VII assets that such party determines in its own discretion, or (ii) Buyer and Sellers may jointly decide to refer the dispute to the Independent Accountant to resolve the dispute and the Independent Accountant shall make within 60 days a final determination binding upon the parties of the appropriate allocation of value to Class IV and Class V assets. Buyer and Sellers shall cooperate with each other to enable the Independent Accountant to render a proper decision. The fees and expenses of the Independent Accountant shall be borne under the same methodology as the fees of the Independent Accountant as set forth Section 2.04(e). Neither Sellers, Buyer, nor any of their respective Affiliates shall take any position (whether in audits, Tax Returns or otherwise) that is inconsistent with such allocation and Exhibit G unless required to do so by applicable Law. The parties shall, as applicable, timely and properly prepare, execute, file and deliver all such documents, forms and other information as the other parties may reasonably request in connection with Exhibit G including the agreed allocation, if any, of value to Class IV and Class V assets. The parties shall promptly advise one another of the existence of any Tax audit, controversy or litigation related to the allocation set forth on Exhibit G. In the event that such allocation is disputed by any Governmental Authority, the party receiving notice of such dispute will promptly notify the other parties and the parties will consult in good faith how to resolve such dispute in a manner as consistent as possible with such allocation. The parties acknowledge that, by reason of the sale and purchase of the outstanding equity interests of MPD LLC, MPD LLC will terminate as a partnership for federal Tax purposes pursuant to situation 2 in Revenue Ruling 99-6. The parties recognize that Buyer’s purchase of the MPD LLC equity interests will be treated for federal income Tax purposes as (a) a sale by Sellers of limited liability company interests, and (b) a purchase by Buyer of MPD LLC’s assets. ARTICLE VIII INDEMNIFICATION Section 8.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is eighteen (18) months from the Closing Date; provided, however, that (a) the representations and warranties in each of Section 3.01, Section 3.02, Section 3.03, Section 3.04, Section 3.28 (collectively, the “Company Fundamental Representations”), Section 4.01, Section 4.02, Section 4.03 (with respect to clauses (a) and (b) only), Section 4.04, Section 4.06 (collectively, the “Seller Fundamental Representations”), Section 5.01, Section 5.02, Section 5.03 and Section 5.05 (collectively, 40 302010047 v18 the “Buyer Fundamental Representations”) shall survive indefinitely, and (b) the representations and warranties in Section 3.17 (the “Environmental Representation”) shall survive until the fifth anniversary of the Closing Date or for the full period of all applicable statutes of limitations (giving effect to any waiver or extension thereof) plus sixty (60) days, whichever period is shorter. All covenants and agreements of the parties contained herein contemplating performance after the Closing shall survive the Closing in accordance with their terms. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such properly asserted claims and the representations and warranties with respect thereto shall survive until finally resolved. Section 8.02 Indemnification by Sellers. Subject to the other terms and conditions of this Agreement, Sellers, jointly and severally, shall indemnify and defend each of Buyer and its Affiliates (including, after the Closing, each Company) and each of their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon or arising out of: (a) any inaccuracy in or breach of any of the representations or warranties of any Seller or any Company in any Transaction Document, including any of the representations or warranties contained in Article III or Article IV or any certificate or instrument delivered by or on behalf of any Seller or any Company at the Closing pursuant to this Agreement, or any allegation by a third party that, if proven true, would constitute such an inaccuracy or breach; (b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by any Seller or any of its respective Affiliates (including any covenant, agreement or obligation to be performed by any Company on or prior to the Closing) pursuant to any Transaction Document or any allegation by a third party that, if proven true, would constitute such a breach or non-fulfillment; (c) any Closing Indebtedness or Transaction Expenses to the extent not set forth on the Payoff Letters or otherwise reflected in and adjusted for in the Final Closing Statement; (d) any claim asserted by any Person who is or was, or who claims to be or to have been, the holder of, or entitled to acquire or receive, any Securities, equity interest, option or other security of any Company or who claims any consideration with respect thereto; (e) any indemnification obligations owing by any Company to any past or present officers, managers, managing-members, directors, employees, former employees or independent contractors of any Company (whether under Law, any Organizational Document, any current indemnification agreement, this Agreement or otherwise) with respect to claims made against such past or present officers, managers, managing-members, directors, employees, former employees or independent contractors, in each case, which (i) are asserted on or prior to the Closing Date or (ii) arise or are based, in whole or primarily upon, on any events, activities or actions occurring on or prior to the Closing Date or conditions caused or contributed to on or prior to the Closing Date; (f) subject to Section 8.04(k), (i) any Environmental Claim by reason of or arising out of any action, failure to act, event or condition (whether known or unknown on or prior to the Closing Date) (1) associated with the ownership or operation by any Company of, or at, (x) the Real Property, or (y) property formerly owned, operated or leased by any Company during the time of such Company’s (or any other Person’s, to the extent such Person would qualify as such Company at such time) ownership, operation or lease of such property, (ii) the presence or Release of any Hazardous Material on, at, to or from any 41 302010047 v18 location where Hazardous Materials were disposed of, transported to or transferred by or on behalf of any Company, and any subsequent migration of such Hazardous Materials, or (iii) any matter set forth in Sections 3.17(a)-(c) of the Disclosure Schedules, but only to the extent that such actions, failures to act, events or conditions, or such presence or Release of Hazardous Material, or such matter described in such Disclosure Schedules (as described in clauses (i), (ii) and (iii) of this Section 8.02(f), respectively) occurred or existed on or before the Closing Date; provided that in no event shall Sellers have any obligations under this Section 8.02(f) for any Losses to the extent arising (A) from a change in any Environmental Law after the Closing Date; (B) from an Emerging Contaminant; (C) from or as a result of a Buyer Indemnitee’s own independent investigation or independent disclosure, report or notification to any Governmental Authority, in each case, absent an affirmative obligation under any Environmental Law, Environmental Notice or Environmental Permit to make such an investigation or make such disclosure, report or notification, or (D) from any excavation of a portion or all of the landfill located on the Real Property or otherwise causing the closed status of such landfill to be disrupted other than as a necessary remedial action that a Buyer Indemnitee is legally obligated to undertake not resulting from a failure to maintain the cap on such Landfill or non-compliance with Environmental Law, Environmental Notice, or Environmental Permit on or after the Closing Date. (g) any Action set forth on Section 3.13(a)(ii), Section 3.13(b)(ii), Section 3.16(a), Section 3.17(a), or Section 3.19(c) of the Disclosure Schedules; (h) any Excluded Item; (i) any Related Party Matter; or (j) any Liabilities in connection with any Third Party Claims arising out of or related to any matter set forth on Section 8.02(j) of the Disclosure Schedules; (k) any Liabilities arising out of or related to the operation of the business of any of the Companies prior to the Closing Date to the extent not subject to clauses (a) through (j) above or excluded under the terms thereof, including 8.02(f) (A)-(D); (l) any Action relating to any matter referred to in clauses (a) through (k) above (including any Action commenced by any Buyer Indemnitee for the purpose of enforcing its rights under this Agreement, including this Article VIII). Section 8.03 Indemnification by Buyer. Subject to the other terms and conditions of this Article VIII, Buyer shall indemnify and defend each Seller and his or her respective Affiliates and Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon or arising out of: (a) any inaccuracy in or breach of any of the representations or warranties of Buyer in any Transaction Document, including any of the representations or warranties contained in Article V or in any certificate or instrument delivered by or on behalf of Buyer at the Closing pursuant to this Agreement, or any allegation by a third party that, if proven true, would constitute such an inaccuracy or breach; (b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer or any of its Affiliates (including any covenant, agreement or obligation to be performed by any Company after the Closing) pursuant to any Transaction Document or any allegation by a third party that, if proven true, would constitute such a breach or non-fulfillment; 42 302010047 v18

(c) any Liabilities arising out of or related to the operation of the business of any of the Companies on or after the Closing Date; or (d) (i) any Environmental Claim by reason of or arising out of any action, failure to act, event or condition associated with the ownership or operation by any Company of, or at, the Real Property, or (ii) the presence or Release of any Hazardous Material on, at, to or from any location where Hazardous Materials were disposed of, transported to or transferred by or on behalf of any Company, and any subsequent migration of such Hazardous Materials, but only to the extent that such actions, failures to act, events or conditions, or such presence or Release of Hazardous Material (as described in clauses (i) and (ii) of this Section 8.03(d), respectively) first occurred after the Closing Date; (e) any Action relating to any matter referred to in clauses (a) through (d) above (including any Action commenced by any Seller Indemnitee for the purpose of enforcing its rights under this Agreement, including this Article VIII). Section 8.04 Certain Limitations. The indemnification provided for in Section 8.02 and Section 8.03 shall be subject to the following limitations: (a) Buyer’s Deductible. Sellers shall not be liable to the Buyer Indemnitees for indemnification (i) under Section 8.02(a) with respect to any Loss or any claim for indemnification arising out of any inaccuracy in or breach of any representation or warranty other than the Company Fundamental Representations or the Seller Fundamental Representations, (ii) under Section 8.02(f), (iii) under Section 8.02(j), or (iv) under Section 8.02(k) until the aggregate amount of all such Losses and claims exceeds on a cumulative basis one-quarter percent (0.25%) of the Purchase Price (the “Deductible” ), in which event Sellers shall be required to pay or be liable for all such Losses and claims in excess of the Deductible, but subject to the other limitations set forth in this Article VIII. (b) Buyer Deductible Exclusions. For the avoidance of doubt, the limitations in clause (a) of this Section 8.04 shall not apply to (i) any Loss or any claim for indemnification based upon or arising out of any inaccuracy in or breach of any representation or warranty in any Company Fundamental Representation or any Seller Fundamental Representation, (ii) any Loss or any claim for indemnification under clauses (b)-(e) and (g)-(i) of Section 8.02, or (iii) any Loss or any claim for indemnification based upon or arising out of any (A) fraud, (B) intentional or willful misrepresentation, or (C) criminal activity or breach of Law by any Seller or any Company, in each case, to the extent occurring on or prior to the Closing (the matters described in clauses (i)-(iii) of this Section 8.04(b), collectively, the “Buyer Deductible Exclusions”). (c) Sellers’ Deductible; Seller Deductible Exclusions. Buyer shall not be liable to the Seller Indemnitees for indemnification under Section 8.03(a) until the aggregate amount of all Losses in respect of indemnification under Section 8.03(a) exceeds on a cumulative basis one-quarter percent (0.25%) of the Purchase Price, in which event Buyer shall be required to pay or be liable for all such Losses in excess of such amount; provided, however, that the limitation set forth in this Section 8.04(c) shall not apply to any Loss or any claim for indemnification based upon or arising out of (i) any inaccuracy in or breach of any representation or warranty in the Buyer Fundamental Representations or (ii) any (A) fraud, (B) intentional or willful misrepresentation, or (C) criminal activity or breach of Law by Buyer, in each case, to the extent occurring on or prior to the Closing (the matters described in clauses (i) and (ii) of this Section 8.04(c), the “Seller Deductible Exclusions”). (d) Cap and Claims Period — General Representations and Warranties and General Pre-Closing Liabilities. (A) The aggregate liability of Sellers under (i) Section 8.02(a) with respect to any and all Losses and claims for indemnification arising out of any inaccuracy in or breach of any 43 302010047 v18 representation or warranty other than the Company Fundamental Representations, the Seller Fundamental Representations, or the Environmental Representation or (ii) under Section 8.02(k), on the one hand, and (B) the aggregate liability of Buyer under Section 8.03(a) with respect to any Losses or any claim for indemnification arising out of any inaccuracy or breach of any representation or warranty other than the Buyer Fundamental Representations, on the other, to indemnify the Buyer Indemnitees or the Seller Indemnitees, respectively, shall not exceed seven and one-half percent (7.5%) of the Purchase Price, respectively. Neither Sellers nor Buyer shall have any liability with respect to any Loss or any claim for indemnification arising out of or relating to such matters unless such Loss or claim is asserted in good faith by written notice of claim specifying the factual basis thereof in reasonable detail (to the extent known at such time) from the Indemnified Party given to the Indemnifying Party on or prior to the 18 month anniversary of the Closing Date. (e) Cap and Claims Period — General Environmental Matters. The aggregate liability of Sellers under (i) under Section 8.02(a) with respect to any and all Losses and claims for indemnification arising out of any inaccuracy in or breach of any representation or warranty in the Environmental Representation or (ii) under Section 8.02(f), in each case arising out of or related to any matter other than the Landfill Matters (the matters referred to in the foregoing clauses (i) and (ii) collectively, the “General Environmental Indemnification Matters”) to indemnify the Buyer Indemnitees shall not exceed seven and one-half percent (7.5%) of the Purchase Price. Sellers shall not have any liability with respect to any Loss or any claim for indemnification arising out of or relating to such matters unless such Loss or claim is asserted in good faith by written notice of claim specifying the factual basis thereof in reasonable detail (to the extent known at such time) from the Indemnified Party given to the Indemnifying Party on or prior to the fifth anniversary of the Closing Date or the date that is 60 days following the expiration of all applicable statutes of limitations (giving effect to any waiver or extension thereof), whichever date is earlier. (f) Cap and Claims Period — Landfill Matters. The aggregate liability of Sellers under (i) under Section 8.02(a) with respect to any and all Losses and claims for indemnification arising out of any inaccuracy in or breach of any representation or warranty in the Environmental Representation or (ii) under Section 8.02(f), in each case arising out of or related to any Landfill Matter (the matters referred to in the foregoing clauses (i) and (ii) collectively, the “Landfill Indemnification Matters” ) to indemnify the Buyer Indemnitees shall not exceed seven and one-half percent (7.5%) of the Purchase Price. Sellers shall not have any liability with respect to any Loss or any claim for indemnification arising out of or relating to such matters unless such Loss or claim is asserted in good faith by written notice of claim specifying the factual basis thereof in reasonable detail (to the extent known at such time) from the Indemnified Party given to the Indemnifying Party on or prior to the fifth anniversary of the Closing Date or the date that is 60 days following the expiration of all applicable statutes of limitations (giving effect to any waiver or extension thereof), whichever date is earlier. (g) Cap and Claims Period — Specified Liability. Notwithstanding anything in this Section 8.04 to the contrary, the aggregate liability of Sellers under Section 8.02(j) shall not exceed $2,000,000. Buyer’s sole recourse with respect to the indemnity provided under Section 8.02(j) shall be to set off, offset and recoup from the Post-Closing Payments any liability for which a Seller is determined to be liable to Buyer or any Affiliate of Buyer pursuant to Section 8.02 related to such matter. Sellers shall not have any liability with respect to any Losses or any claim for indemnification arising out of or relating to such matter unless such Loss or claim is asserted in good faith by written notice of claim specifying the factual basis thereof in reasonable detail (to the extent known at such time) from the Indemnified Party given to the Indemnifying Party on or prior to the second anniversary of the Closing Date. (h) Subject to clauses (k) and (l) of this Section 8.04, each of the limitations on the aggregate liability of Sellers set forth in clauses (d), (e), (f) and (g) of this Section 8.04 shall be separate and independent limitations on the aggregate liability of Sellers under this Article VIII. The limitations on 44 302010047 v18 the aggregate liability of Sellers set forth in clauses (d), (e), (f) and (g) of this Section 8.04 shall not apply to any claims based upon or arising out of any of the Buyer Deductible Exclusions or the Seller Deductible Exclusions. For the avoidance of doubt, the limitations set forth in this Section 8.04 apply to Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees collectively and not individually. (i) The limitations on the liability of Sellers under, and the period in which the Indemnified Party must give written notice asserting a claim or Loss with respect to, Section 8.02(l) shall be governed by the clause(s) of this Section 8.04 applicable to the underlying matter related to such Action. (j) In the event any Company or any of their respective Subsidiaries suffers, incurs or otherwise becomes subject to any Losses as a result of or in connection with any inaccuracy in or breach or alleged breach of any representation, warranty, covenant or obligation, then Buyer shall also be deemed, by virtue of its ownership of the Securities, without duplication to have incurred Losses as a result of and in connection with such inaccuracy or breach. (k) No Buyer Indemnitee shall be entitled to recover for any Loss or claim pursuant to any provision of this Agreement (i) to the extent any Buyer Indemnitee has already recovered such Loss or claim under any other provision of this Agreement or (ii) to the extent that the limitation on the aggregate liability of Sellers applicable to such Loss or claim (as set forth in clauses (d), (e), (f) or (g) of this Section 8.04(k)), if any, has been reached. (l) A Buyer Indemnitee shall only be entitled to recover against Sellers with respect to any individual Loss or claim pursuant to one clause of Section 8.02 (provided that the Environmental Indemnification Provisions shall be deemed to be one clause for this purpose), and the limitation set forth in this Section 8.04 applicable to such clause shall apply to such Loss or claim. By way of example, it is the parties’ intention that a Buyer Indemnitee shall not be entitled to recover with respect to any individual Loss under both Section 8.04(e) (General Environmental Indemnification Matters) and Section 8.04(f) (Landfill Indemnification Matters), but rather under only one such section. (m) No Buyer Indemnitee or Seller Indemnitee shall be entitled to recover any Loss pursuant to any provision of this Agreement to the extent such Loss is agreed by such Buyer Indemnitee or Seller Indemnitee, as applicable, to be, or is determined by final, non-appealable adjudication to be, the direct result of the gross negligence, willful misconduct, criminal activity or willful violation of Law of such Buyer Indemnitee or Seller Indemnitee, as applicable. Except as provided in the immediately preceding sentence, each of Sellers on the one hand and Buyer and the Companies on the other hand waives, and acknowledges and agrees that each such party shall not have and shall not exercise or assert (or attempt to exercise or assert), any right of contribution, right of indemnity or other right or remedy against the other party in connection with any indemnification obligation or any other Liability to which any party may become subject under or in connection with this Agreement or any Transaction Document. (n) For the purposes of this Article VIII, any Losses shall be determined on a net basis after giving effect to any actual cash payments, setoffs, recoupment or any other payments in each case received or retained by the Indemnified Party (including any Insurance Proceeds actually received by the Indemnified Party) as a result of any event giving rise to a claim for such indemnification. Any Insurance Proceeds actually received or paid related to the PLL Policy or the Environmental Policy with respect to a claim based on a General Environmental Indemnification Matter or a Landfill Indemnification Matter (and not later recouped or otherwise required to be returned to the applicable insurer) shall reduce dollar for dollar the applicable limitation set forth in clause (e) or clause (f) of this Section 8.04; provided, however, that for the avoidance of doubt, to the extent any Loss is paid directly by Sellers to a Buyer Indemnified Party, and Insurance Proceeds are received or paid with respect to such Loss, such amount shall only be counted once for purposes of reducing such applicable limitation (by way of example and not limitation, if 45 302010047 v18 a Buyer Indemnitee experiences a $5,000 Loss and receives payment in respect thereof by Sellers, and thereafter the Sellers receive $5,000 of Insurance Proceeds in respect of such Loss, the applicable limitation shall be reduced by $5,000). Any Insurance Proceeds actually received by or paid to Buyer related to the Environmental Policy with respect to a claim that is not an Insured Indemnification Claim (and not later recouped or otherwise required to be returned to the applicable insurer) shall reduce dollar for dollar the applicable limitation set forth in clause (e) or clause (f) of this Section 8.04. If an Indemnified Party receives a payment pursuant to this Article VIII from an Indemnifying Party in respect of any Loss (an “Indemnity Payment” ) and subsequently receives Insurance Proceeds or proceeds from any third party in respect of indemnification for such Loss that actually reduce the amount of such Loss, then the Indemnified Party shall pay to the Indemnifying Party an amount equal to the excess of the Indemnity Payment received by the Indemnified Party over the Indemnified Party’s actual Loss (as so reduced by such Insurance Proceeds or third party proceeds actually received); provided, however, that if any insurance carrier or other third party recoups such Insurance Proceeds or third party proceeds or otherwise requires such Insurance Proceeds or third party proceeds to be returned to such carrier or third party, under a reservation of rights or otherwise, then (i) if the Indemnified Party has paid to the Indemnifying Party such Insurance Proceeds or third party proceeds pursuant to this clause (n) of this Section 8.04, the Indemnifying Party shall promptly pay over such Insurance Proceeds or third party proceeds to the applicable carrier or third party and (ii) if the Indemnified Party has not yet paid to the Indemnifying Party such Insurance Proceeds or third party proceeds, the Indemnified Party shall not be obligated to pay such Insurance Proceeds or third party proceeds to the Indemnifying Party and shall instead return such Insurance Proceeds or third party proceeds to the applicable carrier or third party. (o) The Parties acknowledge that nothing in this Article VIII is intended relieve any obligation of any insurer under the terms of the applicable insurance policy, including any obligation to pay a claim under such policy. In furtherance of the foregoing the applicable Indemnified Party, subject to Section 8.07, shall use commercially reasonable good faith efforts to seek to collect or recover any Insurance Proceeds to which such Indemnified Party is entitled in connection with any Loss for which the Indemnified Party seeks indemnification pursuant to this Article VIII; provided, however, that if the Loss is subject to the Environmental Indemnification Provisions, the applicable Buyer Indemnitee shall only be required to seek to collect or recover Insurance Proceeds under the PLL Policy or the Environmental Policy and not any other insurance policy; and provided, further, that the parties acknowledge that any claims by any Indemnified Party against an Indemnifying Party under this Article VIII are separate and independent from any claims under any applicable insurance policies and that the Indemnifying Party’s obligation to indemnify, defend and hold harmless the Indemnified Party for such Losses is not limited, conditioned or otherwise affected in any way upon any potential or actual recovery under such policies, or any position taken by Sellers, Buyer or any Company with any carrier or other third party in connection with any claims under such policies, or any assistance provided by Sellers, Buyer or any Company in connection with any claims under such policies. (p) The Parties acknowledge that the indemnification rights and obligations of the Parties specifically set forth in this Article VIII are the sole and exclusive indemnification rights of the Parties with respect to the matters set forth in this Article VIII and any matters related thereto and that the Parties expressly disclaim any and all statutory or common law rights of indemnification with respect to the matters set forth in this Article VIII. Section 8.05 Indemnification Procedures. The party making a claim under this Article VIII is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this Article VIII is referred to as the “Indemnifying Party”. (a) Third Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an 46 302010047 v18

Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than ten (10) days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party is prejudiced or forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall (A) describe the Third Party Claim in reasonable detail, (B) in the case of a Third Party Claim against a Buyer Indemnitee, shall specify the applicable clause(s) of Section 8.02 under which such Buyer Indemnitee is claiming indemnification from Sellers and the applicable limitation provision(s) of Section 8.04 related thereto, and (C) shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party within fifteen (15) days of receipt of notice from the Indemnified Party of the commencement of such Third Party Claim, to assume the defense of any Third Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided, however, that the Indemnifying Party shall not be entitled to assume the defense, contest, or prosecute such Third Party Claim, or any portion thereof, if (i) the Third Party Claim, or any portion thereof, relates to any criminal activity or breach of Law or Action with respect thereto, (ii) the Third Party Claim primarily seeks an injunction or non-monetary or equitable relief against the Indemnified Party, (iii) the amount in dispute exceeds the maximum amount for which the Indemnifying Party can then be liable pursuant to this Article VIII in light of the limitations on indemnification contained in this Article VIII, if applicable, and any prior indemnification claims paid or outstanding (unless the Indemnified Party agrees to waive such limitations on indemnification contained in this Article VIII, if applicable, with respect to such dispute), (iv) the Indemnifying Party does not agree in writing that it is obligated to pay all Losses arising from or related to such Third Party Claim subject only to the limitations on indemnification contained in this Article VIII, if applicable, (v) the Indemnifying Party does not, upon assumption thereof in accordance herewith, conduct the defense of such Third Party Claim actively and diligently, (vi) such Third Party Claim includes as the named parties in any such claim both the Indemnifying Party and the Indemnified Party and the Indemnifying Party or the Indemnified Party reasonably determine upon the advice of counsel that representation of both parties by the same counsel would be prohibited by applicable codes of professional conduct, or (vii) the Third Party Claim is asserted directly or indirectly by a customer or supplier, including any Material Customer or Material Supplier, of any Company; provided that the Indemnified Party agrees to consult with the Indemnifying Party in connection with Third Party Claims described in subsections (iii) through (vii) of this Section 8.05(a). In the event that the Indemnifying Party assumes the defense of any Third Party Claim, subject to Section 8.05(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the Indemnified Party, provided, however, that, if, in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall, subject to the provisions of this Article VIII (including Section 8.04 hereof), be liable for the reasonable fees and expenses of one counsel to the Indemnified Party in each jurisdiction where the Indemnified Party determines counsel is reasonably required. If the Indemnifying Party elects not to compromise or defend such Third Party claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement or fails to actively and diligently prosecute the defense of such Third Party Claim, or is not entitled to assume the defense of (or subsequently fails to be entitled to continue to assume the defense of) such Third Party 47 302010047 v18

Claim, the Indemnified Party may, subject to Section 8.05(b), pay, compromise or defend such Third Party Claim and shall be entitled, subject to the provisions of this Article VIII, to seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim (including the advancement of its attorneys’ fees and expenses in defending such Third Party Claim). Sellers and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available pertinent records and other information in the possession or control of the non-defending party relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim. (b) Settlement of Third Party Claims. Notwithstanding any other provision of this Agreement, neither the Indemnifying Party nor the Indemnified Party shall enter into settlement or consent to the entry of any judgment with respect to any Third Party Claim without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed, in each case, except as provided in this Section 8.05(b). If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten (10) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to promptly assume defense of such Third Party Claim, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 8.05(a), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed). (c) Direct Claims. Any Action by an Indemnified Party on account of a Loss that does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than thirty (30) days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party is prejudiced or forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party (i) shall describe the Direct Claim in reasonable detail, (ii) in the case of a Direct Claim by a Buyer Indemnitee, shall specify the applicable clause(s) of Section 8.02 under which such Buyer Indemnitee is claiming indemnification from Sellers and the applicable limitation provision(s) of Section 8.04 related thereto, and (iii) shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Companies’ premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such thirty (30) day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement. 48 302010047 v18

Section 8.06 Payments. Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Article VIII, the Indemnifying Party shall satisfy its payment obligations under this Article VIII within fifteen (15) Business Days of such agreement or final, non- appealable adjudication by wire transfer of immediately available funds; provided, however, that in the case of a claim (i) under Section 8.02(a) with respect to any Losses or any claim for indemnification arising out of any inaccuracy in or breach of any representation or warranty in the Environmental Representation or (ii) under Section 8.02(f) (collectively, the “Environmental Indemnification Provisions” ), if a Buyer Indemnitee has submitted a claim regarding such Loss to the applicable carrier under the PLL Policy, the Environmental Policy, or both, and such Buyer Indemnitee has elected to have Sellers control such claim, Sellers shall satisfy their payment obligations within ninety (90) calendar days of such agreement or non- appealable adjudication by wire transfer of immediately available funds; provided, further, that the receipt of any insurance proceeds by any Indemnifying Party shall not be a condition to such Indemnifying Party’s payment obligations under this Section 8.06. The parties agree that should a Indemnifying Party not make full payment of any such obligations within such fifteen (15) Business Day or ninety (90) calendar day period, as applicable, any amount payable shall accrue interest from and including the date of agreement of the Indemnifying Party or final, non-appealable adjudication to and including the date such payment has been made at a rate per annum equal to the Reference Rate. Such interest shall be calculated daily on the basis of a 365 day year and the actual number of days elapsed, without compounding. If an Indemnifying Party breaches its obligation to pay any amount hereunder, the Indemnified Party may, in addition to any other rights or remedies it may have, proceed against any securities, payments or other property, directly or indirectly, owned by or owed to any member or shareholder, as applicable, of the Indemnifying Party, including, with respect to Sellers, any securities, payments, or other property owned or owed under any other Transaction Document, and the Indemnifying Party shall take any and all actions, including granting any powers of attorney, stock transfer powers, or other authorizations amending any Contracts, to permit such recourse. Section 8.07 Insured Claims. An Indemnified Party shall provide prompt written notice to the Indemnifying Party of any claim submitted by it to an insurance carrier, including a claim submitted under the PLL Policy or the Environmental Policy, related to a matter subject to indemnification under this Agreement and of any Insurance Proceeds related thereto. With respect to any claim submitted to the applicable carrier under the PLL Policy, the Environmental Policy, or both, based on any Losses subject to Seller’s obligations under the Environmental Indemnification Provisions (an “Insured Indemnification Claim”), provided that Sellers have agreed in writing that they are obligated to pay for all such Losses, subject only to the limitations on indemnification contained in this Article VIII, a Buyer Indemnitee may elect, by delivering to Sellers a timely notice that a claim has been submitted to the applicable carrier under the PLL Policy, the Environmental Policy, or both, which notice includes such election, to have Sellers control such claim for insurance coverage under the PLL Policy and/or the Environmental Policy (as applicable) on behalf of all named insureds under the PLL Policy and/or the Environmental Policy (as applicable), and in such event, (i) Sellers shall actively and diligently pursue such claim under the PLL Policy and/or the Environmental Policy (as applicable) at Sellers’ expense, (ii) Sellers shall not settle or consent to any judgment with respect to such claim without Buyer’s prior written consent, not to be unreasonably withheld, conditioned or delayed, and (iii) Buyer shall, and shall cause its Affiliates (including Coram) to, cooperate with Sellers in all reasonable respects in connection with such claim, including making available pertinent records and other information in the possession or control of and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to Sellers, employees of Buyer, in each case as may be reasonably necessary for the pursuit of such claim. If (A) the applicable Buyer Indemnitee has not elected to have Sellers control a claim under the PLL Policy, the Environmental Policy, or both, and (B) in the case of a Insured Indemnification Claim, Sellers have agreed in writing that they are obligated to pay for all such Losses underlying an Insured Indemnification Claim, subject only to the limitations on indemnification contained in this Article VIII, then Buyer and Coram shall have the exclusive right, on behalf of all named insureds under such policies (including Sellers), to control any claim 49 302010047 v18 made against the PLL Policy or the Environmental Policy, whether such claim is an Insured Indemnification Claim or otherwise, and shall have the right, in its sole and absolute discretion, to take all such actions as it deems necessary with respect to such claim, and to make any and all determinations regarding the timing of such claim, the amount of such claim, the timing and amount of any settlement, or any other matter related to the claim process; provided that Buyer and Coram (i) shall, in the case of an Insured Indemnification Claim, pursue such claim against the PLL Policy and/or the Environmental Policy (as applicable) actively, diligently and in good faith, and shall use commercially reasonable efforts to maximize Insurance Proceeds with respect to such claim, taking into account the relative costs of pursuing such Insurance Proceeds, the potential magnitude of recovery (if determinable), the likelihood of success of such efforts, and whether any Losses incurred in connection with such efforts would exceed the applicable limitations on Sellers’ liability under Section 8.04, (ii) shall not settle or consent to any judgment with respect to an Insured Indemnification Claim without Sellers’ prior written consent, not to be unreasonably withheld, conditioned or delayed; and (iii) copy Sellers on all correspondence and submissions related to such claims. Notwithstanding the foregoing, during the period beginning on the Closing Date and ending on the date that Sellers are no longer liable under the Environmental Indemnification Provisions, Buyer shall not, and shall cause its Affiliates and Representatives not to, make any claim against the PLL Policy with respect to any matter that is not an Insured Indemnification Claim or a claim with respect to Losses arising from an Emerging Contaminant. The parties acknowledge that the PLL Policy and the Environmental Policy are or may be subject to various limitations, including retrospectively-rated premiums, deductibles, self-insured retentions, retentions, insurer insolvencies, impairment, erosion, exhaustion, and various settlements and/or releases that may impose defense, indemnification or any other obligations on Seller, Buyer or the Companies. The parties further acknowledge that, if any named insured’s assertion of insurance rights under any policy of insurance in accordance with this Agreement gives rise, directly or indirectly, to any obligations imposed on the Sellers, Buyer, any Company or any of their respective Affiliates, including any costs, expenses, attorneys’ fees, deductibles, self-insured retentions, retentions or retrospectively-rated premiums, or to any defense, indemnity or hold harmless obligations related to insurance settlement(s), such obligations shall be considered Losses subject to the applicable obligations of Sellers under Section 8.02 (in cases where any Buyer Indemnitee is the Indemnified Party) or Buyer under Section 8.03 (in cases where any Seller Indemnitee is the Indemnified Party), as the case may be. ARTICLE IX MISCELLANEOUS Section 9.01 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, Representatives, financial advisors, accountants and other professional service providers, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred. Notwithstanding the foregoing, the parties acknowledge that Buyer is responsible for, and has paid, the entire cost of any filing required to be made on behalf of Buyer, Sellers or the Companies pursuant to the HSR Act in connection with the transactions contemplated hereby. Section 9.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02): 50 302010047 v18

If to the Companies prior to the Coram Materials Corp. Closing: P. O. Box 5810 Miller Place, New York 11764 Facsimile: 631-924-8353 E-mail: [*****] with copies to (which shall not Ruskin Moscou Faltischek, P.C. constitute notice): 1425 RXR Plaza East Tower, 15th Floor Uniondale, New York 11556 Attention: Russell H. Stern, Esq. Facsimile: 516-663-6782 E-mail: [*****] If to any Seller(s): Lorraine Vigliarolo P.O. Box 1555 Miller Place, New York 11764 Facsimile: 631-924-8353 E-mail: [*****] Michael Vigliarolo 354 Parkside Avenue Miller Place, New York 11764 Facsimile: 631-924-8353 E-mail: [*****] with copies to (which shall not Ruskin Moscou Faltischek, P.C. constitute notice): 1425 RXR Plaza East Tower, 15th Floor Uniondale, New York 11556 Attention: Russell H. Stern, Esq. Facsimile: 516-663-6782 E-mail: [*****] If to Buyer (or the Companies 331 N. Main Street following the Closing): Euless, Texas 76039 Attention: Chief Executive Officer Facsimile: (817) 835-4165 with copies to (which shall not 331 N. Main Street constitute notice): Euless, Texas 76039 Attention: Paul M. Jolas Facsimile: (817) 835-4165 51 302010047 v18

K&L Gates LLP One Newark Center, 10th Floor 1085 Raymond Boulevard Newark, NJ 07102 Attention: Brian S. Montag and Michelle R. McCreery Facsimile: (973) 848-4001 E-mail: [*****]; [*****] Section 9.03 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes,” “including” or any variation thereof shall be deemed to be followed by the words “without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Schedules and Exhibits mean the Articles and Sections of, and Schedules and Exhibits attached to, this Agreement; and (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof. References to any Laws shall be deemed to include any and all rules and regulations promulgated thereunder and shall refer to such Laws, rules and regulations as amended from time to time and any successor legislation thereto (for the avoidance of doubt, with respect to any representations or warranties related to compliance with any Law, such representation or warranty shall be made as to the Law in effect as of the date such representation or warranty is made). Any reference in this Agreement to gender shall include all genders, and words imparting the singular number shall include the plural and vice versa. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. Items and matters disclosed in the Disclosure Schedules are organized to correspond only to the sections of this Agreement to which the matters relate and shall not qualify any other provisions of this Agreement. The parties intend that each representation, warranty and covenant contained herein will have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) that such party has not breached will not detract from or mitigate the fact that the party is in breach of the other representation, warranty or covenant. The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement or the Disclosure Schedules or any exhibits attached to this Agreement shall not be deemed to establish a threshold for materiality or to establish the standard for whether a particular act or agreement is within or outside the Ordinary Course of Business for purposes of this Agreement. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. As used in this Agreement, the word “day” shall mean a calendar day and not a Business Day. With respect to all dates and time periods set forth or referred to in this Agreement, time is of the essence. For purposes of determining the existence of an inaccuracy in any representations or warranties, the failure of any representations or warranties to be true and correct, the breach of any covenants or agreements and calculating Losses hereunder, any materiality, Material Adverse Effect, or similar qualifications in the representations, warranties, covenants and agreements shall be excluded from, given no effect and be otherwise disregarded. Section 9.04 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. 52 302010047 v18

Section 9.05 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Except as provided in Section 6.02(e), upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. Section 9.06 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits and Schedules (other than as set forth in the Schedules), the statements in the body of this Agreement will control. Section 9.07 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign its rights or obligations hereunder without the prior written consent of the other parties, which consent shall not be unreasonably withheld, conditioned or delayed, and any attempted assignment in violation of this Section shall be null and void ab initio; provided, however, that Buyer may, without the prior written consent of any party, assign all or any portion of its rights under this Agreement to any Affiliate of Buyer now in, or hereinafter to come into, existence, any Person from which it has borrowed money or any Person to which Buyer or any of its Affiliates proposes to sell, directly or indirectly, all or substantially all of the Securities or assets of the Companies’ business. No assignment shall relieve the assigning party or any guarantor of any of its obligations hereunder. Section 9.08 No Third Party Beneficiaries. Except as provided in Section 7.03 and Article VIII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Section 9.09 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Section 9.10 Governing Law; Submission to Jurisdiction. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would 53 302010047 v18 cause the application of Laws of any jurisdiction other than those of the State of New York. (b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MUST BE INSTITUTED IN THE STATE COURTS OF NEW YORK OR, IF THEY HAVE OR CAN ACQUIRE JURISDICTION, THE FEDERAL COURTS OF THE UNITED STATES, IN EACH CASE LOCATED IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT IN ACCORDANCE WITH SECTION 11.02 OF THIS AGREEMENT TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. (c) Process in any action or proceeding referred to in this Section may be served on any party through the procedures established for notice herein, with the exception of facsimile or email notices. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law to the fullest extent permitted by Law. Section 9.11 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 9.12 Specific Performance. Subject to the provisions of this Agreement, the parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Nothing in this Agreement shall limit any Person’s right to seek and obtain any specific performance or other equitable relief to which any Person shall be entitled or to seek any remedy on account of any party’s fraud, intentional or willful misrepresentation, bad faith, willful misconduct, or criminal activity. Section 9.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. [SIGNATURE PAGE FOLLOWS] 54 302010047 v18

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above first written. COMPANIES: CORAM MATERIALS CORP. By: /s/ Lorraine Vigliarolo Name: Lorraine Vigliarolo Title: VP MILLER PLACE DEVELOPMENT LLC By: /s/ Lorraine Vigliarolo Name: Lorraine Vigliarolo Title: VP A.B. OF SAYVILLE, LTD. By: /s/ Lorraine Vigliarolo Name: Lorraine Vigliarolo Title: VP MLFF REALTY CORP. By: /s/ Lorraine Vigliarolo Name: Lorraine Vigliarolo Title: VP BSLH REALTY CORP. By: /s/ Lorraine Vigliarolo Name: Lorraine Vigliarolo Title: VP SELLERS: /s/ Michael Vigliarolo Michael Vigliarolo /s/ Lorraine Vigliarolo Lorraine Vigliarolo Signature Page to Securities Purchase Agreement

BUYER: USC ATLANTIC, INC. By: /s/ Ronnie Pruitt Name: Ronnie Pruitt Title: President Signature Page to Securities Purchase Agreement

Annex A Certain Definitions “Action” means any claim, action, suit, cause of action, charge, demand, lawsuit, arbitration, inquiry, inspection, audit, notice of violation, proceeding, litigation, citation, summons, subpoena, indictment, or investigation of any nature, civil, criminal, administrative, investigative, regulatory or otherwise, whether at law or in equity. “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise. “Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York, New York are authorized or required by Law to be closed for business. “Closing Cash” means, without duplication, all cash and bank deposits of the Companies as of the Effective Time, calculated on a consolidated basis in accordance with GAAP and in a manner consistent with those methodologies, policies, procedures, practices, estimation techniques, assumptions and principles set forth on Schedule II. For the avoidance of doubt, Closing Cash shall (a) be calculated net of issued but uncleared checks, wire transfers, and drafts and will include received but as of the Effective Time uncleared checks, wire transfers and drafts deposited in the accounts of the Companies, (b) not include any restricted cash or escrowed (including all cash posted to support letters of credit, performance bonds or other similar obligations) or deposits with third parties (including any lessors and/or landlords), (c) include all certificates of deposit of Coram at Peoples United Bank, (d) not include any Accounts Receivable and (e) include the prepaid expenses set forth on Exhibit F. “Closing Indebtedness” means, all Indebtedness as of the Effective Time of the Companies, calculated in accordance with GAAP and in a manner consistent with those methodologies, policies, procedures, practices, estimation techniques, assumptions and principals set forth on Schedule II, including any such Indebtedness described on Schedule IV. “Code” means the Internal Revenue Code of 1986, as amended. “Confidentiality Agreement” means the confidentiality agreement, dated as of July 25, 2016, by and between U.S. Concrete, Inc. and Coram Materials Corp. “Contracts” means all contracts, subcontracts, leases, subleases, deeds, mortgages, licenses, sublicenses, instruments, notes, bonds, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements or obligations, whether written or oral. “Disclosure Schedules” means the Disclosure Schedules delivered by Sellers and Buyer concurrently with the execution and delivery of this Agreement. “Dollars or $” means the lawful currency of the United States. “Emerging Contaminant” means a substance listed pursuant to N.Y. Public Health Law § 1112, including per- and polyfluoroalkyl substances (which includes perfluorooctanesulfonic acid (PFOS) and perfluorooctanoic acid (PFOA)), and 1,4-Dioxane or pursuant to the Unregulated Contaminant Monitoring Rule promulgated by the EPA under the Safe Drinking Water Act. Annex-1 887245.9 302010047 v13 302010047 v18

“Encumbrance” means any encumbrance, security interest, charge, claim, limitation, mortgage, option, community property interest, pledge, condition, equitable interest, deed of trust, deed to secure debt, statutory or other lien (including any monetary lien of any type or character (e.g., any mechanic’s or materialmen’s lien, security interest or mortgage)), proxy, voting trust or agreement, easement, servitude, encroachment, right of way, option, right of first offer, rights of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership, rights of reversion or any reservation right and any third party possessory interests including any Contract granting any of the foregoing. “Environmental Claim” means any Action, Order, lien, Liability, fine, penalty or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging Liability of whatever kind or nature (including Liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, testing, site monitoring, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (a) the presence, Release of or exposure to, any Hazardous Materials; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit. “Environmental Law” means any Law, and any Order or binding agreement with any Governmental Authority: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety or the environment (including ambient air, soil, surface water or groundwater or subsurface strata); or (b) concerning the presence of, exposure to or the management, manufacture, use, handling, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, transfer, distribution, processing, production, disposal, discharge, Release, control or other action or failure to act involving remediation of any Hazardous Materials. The term “Environmental Law” includes the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq. “Environmental Notice” means any directive, notice of violation or infraction or notice respecting any Environmental Claim relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit. “Environmental Permit” means any Permit, letter, clearance, condition, consent, waiver, closure, exemption, decision or other action required under or issued, granted, given, authorized by or made pursuant to Environmental Law. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder. “ERISA Affiliate” means, with respect to any Person, any other Person that, together with such first Person, would be treated as a single employer under Section 4001(b)(1) of ERISA or Section 414 of the Code. Annex-2 302010047 v18

“Excluded Item” means any and all Liabilities based upon or arising out of (or alleged to be based upon or arising out of): (a) any Contracts with, obligations to, or prior relationships or dealings with any Related Party, (b) any Indebtedness owed by or to any Seller or any Affiliate of any Seller (other than the Closing Indebtedness set forth on the Payoff Letters), (c) any Outstanding Consents, (d) any dispute or allegations among the Sellers, and (e) any item, event, or other matter set forth on or described as an Excluded Item on Schedule III. “GAAP” means United States generally accepted accounting principles as in effect from time to time. “Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency, authority, board, branch, bureau, commission, department, instrumentality, official, subdivision, or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction. “Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, the presence of which requires investigation, control or remediation under any Environmental Laws or that is hazardous, acutely hazardous, a pollutant, toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation and polychlorinated biphenyls. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. “Indebtedness” of any Person means, without duplication, (a) the principal, accrued and unpaid interest, prepayment and redemption premiums or penalties (if any), unpaid fees or expenses and other monetary obligations in respect of (i) indebtedness of such Person for money borrowed and (ii) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (b) all vendor financing arrangements; (c) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement; (d) all obligations of such Person under leases required to be capitalized in accordance with GAAP; (e) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance, surety bond, performance bond or similar credit transaction; (f) all obligations of such Person under interest rate or currency swap transactions or commodity hedges (valued at the termination value thereof); (g) the liquidation value, accrued and unpaid dividends, prepayment or redemption premiums and penalties (if any), unpaid fees or expenses and other monetary obligations in respect of any redeemable preferred stock (or other equity) of such Person; (h) an aggregate amount equal to the earned and unused vacation pay, sick pay and paid time off of or owed to the employees of each Company as of the Closing Date; (i) all obligations of the type referred to in clauses (a) through (h) of any other Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; (j) all obligations of the type referred to in clauses (a) through (h) of other Persons secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Encumbrance on any property or asset of such Person (whether or not such obligation is assumed by such Person). “Insurance Proceeds” means those monies (i) received by an insured (or its successor-in-interest) from an insurance carrier or (ii) paid by an insurance carrier on behalf of an insured (or its successor-in- Annex-3 302010047 v18 interest), in each case net of any applicable deductible, retention and costs of pursuing any insurance providers (including reasonable attorneys’ fees). “Intellectual Property” means all rights in and to the following worldwide: (a) trade names, trademarks, service marks, trade dress and logos, Internet domain names, other indicia of origin and all registrations of and applications to register any of the foregoing, including the goodwill symbolized thereby or associated therewith; (b) patents, patent applications, utility models, statutory invention registrations, mask works, invention disclosures and industrial/product designs, whether or not patentable, and all reissues, divisional, renewal, extensions, provisionals, continuations and continuations-in-part thereof; (c) copyrights and original works of authorship, including rights in proprietary computer software, source code, object code, other original works of authorship and moral rights; (d) Trade Secrets and (e) other proprietary and/or confidential information. “Knowledge of Sellers” or “Sellers’ Knowledge” or any other variant thereof or similar knowledge qualification, means the actual knowledge in each case, after due inquiry, of any Seller or Michael Vigliarolo, Jr. “Landfill Matter” means any matter described in Section 8.02(f) that arises out of or relates to the landfill located on the Real Property. “Law” means any statute, law, ordinance, regulation, rule, code, Order, constitution, treaty or other requirement or rule of law of any Governmental Authority, including an arbitration panel, and any principle of common law or judicial or administrative interpretation thereof. “Liabilities” means any debt, loss, damage, adverse claim, fine, penalty, liability or obligation (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, matured or unmatured, determined or determinable, disputed or undisputed, liquidated or unliquidated, conditional or unconditional, or due or to become due, joint or several, and whether in contract, tort, strict liability or otherwise, and including all costs and expenses relating thereto including all reasonable fees, disbursements and expenses of legal counsel, experts, engineers, and consultants and costs of investigation), regardless of whether such debt, loss, damage, adverse claim, fine, penalty, liability or obligation would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, loss damage, adverse claim, fine, penalty, liability or obligation is immediately due and payable. “Losses” means losses, damages, Liabilities, deficiencies, judgments, interest, awards, settlement payments or other amounts, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include punitive damages (except to the extent paid or payable in connection with a Third Party Claim). “Material Adverse Effect” means any result, event, occurrence, fact, condition, violation or change (whether or not constituting a breach of a representation, warranty or covenant set forth in this Agreement) that has, or could reasonably be expected to have, individually or in the aggregate, a materially adverse effect on (a) the business, results of operations, prospects or condition (financial or otherwise) liabilities, or assets of the Companies, taken as a whole, or (b) the ability of Sellers to consummate the transactions contemplated hereby on a timely basis in accordance with the terms of this Agreement; provided, however, that “Material Adverse Effect” shall not include any result, event, occurrence, fact, condition, violation or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) changes that generally affect the industries in which the Companies operate; (iii) any changes in accounting rules or principles, including changes in GAAP; (iv) any changes in financial or securities Annex-4 302010047 v18 markets in general; or (v) conditions caused by acts of terrorism or war (whether or not declared); provided further, however, that any result, event, occurrence, fact, condition, violation or change referred to in clauses (i), (ii), (iii). (iv) and (v) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such result, event, occurrence, fact, condition, violation or change has a disproportionate effect on the Companies, taken as a whole, compared to other participants in the industries in which the Companies conduct their business. “Order” means any order, writ, judgment, ruling, injunction (temporary, preliminary, or permanent), decree, doctrine, stipulation, assessment, determination or award entered by, with or before any Governmental Authority. “Organizational Documents” means (a) in the case of a Person that is a corporation, its articles or certificate of incorporation and its bylaws, regulations or similar governing instruments required by the laws of its jurisdiction of formation or organization; (b) in the case of a Person that is partnership, its articles or certificate of partnership, formation or association, and its partnership agreement (in each case, limited, limited liability, general or otherwise); (c) in the case of a Person that is a limited liability company, its articles or certificate of formation or organization and its limited liability company agreement or operating agreement; and (d) in the case of a Person that is none of a corporation, partnership (limited, limited liability, general or otherwise), limited liability company or natural person, its governing instruments as required or contemplated by the laws of its jurisdiction of organization. “Owned Intellectual Property” means Intellectual Property owned by the Companies, in whole or in part. “Payoff Letters” means, (a) with respect to Company Indebtedness, the payoff letter(s) provided by Sellers in form and substance reasonably acceptable to Buyer, addressed to Buyer (or on which Buyer is otherwise expressly granted the right to rely), signed by the Persons to which Indebtedness is payable, setting forth (i) the amount required to pay off in full at the Effective Time all amounts owing in connection with such Company Indebtedness (including the outstanding principal, accrued and unpaid interest and prepayment and other penalties), (ii) wire transfer instructions for the payment of such amounts and (iii) the commitment to release any and all Encumbrances which such Person may hold on any of the assets of the Companies upon receipt of the payoff amount set forth therein and (b) with respect to Transaction Expenses, the fee statement letters or other the formal statement(s), in form and substance reasonably acceptable to Buyer, addressed to Buyer (or on which Buyer is otherwise expressly granted the right to rely), from each of the Representatives of Sellers and the Companies to which Transaction Expenses will be owed or outstanding as of the Closing Date indicating (i) that upon payment of the amount specified therein, all obligations of Sellers and the Companies (other than contingent indemnity obligations) to such Persons shall be satisfied in full and (ii) the wire transfer instructions for the payment of such amounts. “Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities in respect of the Companies’ business. “Permitted Encumbrances” means (a) liens for Taxes and water and sewage charges not yet due and payable, (b) covenants, conditions, restrictions and reservations that do not, individually or in the aggregate interfere in any material respect with the present or future use or occupancy of the Real Property and (c) variations between tax lot lines and lines of record title, and (d) any state of facts which would be shown on or by an accurate current survey of the Real Property. “Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint Annex-5 302010047 v18 ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations. “Post-Closing Tax Period” means any taxable period beginning after the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period beginning after the Closing Date. “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date. “Pre-Closing Taxes” means (a) Taxes of each Company for any Pre-Closing Tax Period and (b) any sales (including bulk sales) Tax or similar Tax imposed as a result of the transactions contemplated by this Agreement and any penalties or interest with respect to such Taxes. “Reference Rate” means the per annum rate of interest announced from time to time by Bank of America N.A. (or any successor) as its prime rate (or reference rate). “Related Party” means, with respect to any specified Person: (a) any Affiliate of such specified Person, or any director, executive officer, general partner, manager or managing member of such Affiliate; (b) any Person who serves or within the past five (5) years has served as a director, executive officer, partner, manager, member or in a similar capacity of such specified Person; (c) any immediate family member of a Person described in clause (b); (d) any other Person who holds, individually or together with any Affiliate of such other Person and any member(s) of such Person’s immediate family, more than 5% of the outstanding voting equity or ownership interests of such specified Person, (e) Frank Vigliarolo, Jr. or (f) Gail Vigliarolo. “Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment or disposing into the indoor or outdoor environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture, or to, from, into, out of or upon any property. “Representative” means, with respect to any Person, any and all directors, managing members, managers, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person. “Restricted Business” means the production, distribution, mining, pumping, hauling, delivering, supplying or sale of ready-mixed concrete, sand or aggregates, together with such other businesses currently operated by, or currently proposed to be operated by, any Company, Buyer, or any of their respective Affiliates or direct or indirect Subsidiaries. “Subsidiary” means, with respect to any Person, any corporation, partnership, association, trust or other form of legal entity of which (a) 50% or more of the voting power of the outstanding voting securities are on the date hereof directly or indirectly owned by such Person, (b) such Person or any Subsidiary of such Person is a general partner on the date hereof or otherwise controls such entity or (c) such Person otherwise consolidates such entity in its financial statements. “Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, fuel, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, Annex-6 302010047 v18 duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties including any obligation to indemnify or otherwise attribute or succeed to the Tax Liability of any other Person. “Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof. “Territory” means, collectively, the area composed of the 100-mile radius of each location where any Company, Buyer, or any of their Affiliates operates or provides goods or services. “Title Exceptions” means all exceptions to title set forth in those certain Commitments for Title Insurance issued by Advantage Title Agency, Inc. bearing Title Numbers: 18-CS-53324; 18-CS-53325; 18- CS-53326; 18-CS-53327; 18-CS-53328; 18-CS-53633; 18-CS-53739. “Trade Secrets” means proprietary and/or confidential information, including all know-how, processes (manufacturing processes), product formulae, technical data and designs, specifications, vendor/customer lists and price/fee lists. “Transaction Documents” means this Agreement, the Seller Release, and any other agreements, certificates and instruments to be executed or delivered in connection herewith or therewith or pursuant hereto or thereto. “Transaction Expenses” means all unpaid (whether or not accrued) fees or other payments or obligations owed to third parties by any Company or any Seller (including those fees, expenses, payments and obligations incurred by any Company on behalf of any Seller), arising from or in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, the transactions contemplated hereby and any due diligence requests or activity related to such transactions, including (a) financial advisors’, attorneys’, accountants’ and other professional fees and expenses, (b) any and all payments arising from retention, severance, “stay,” sale, transaction or sign-on bonuses as well as any deferred compensation payable to employees of any Company or any Seller and any other similar payments to employees and Representatives, including any Company’s, or any Seller’s portion of employment and similar Taxes associated with such items, (c) any costs or expenses, including any consent fees, license transfer fees or similar payments, payable to any third party in connection with the assignment or assumption of any Contract or Permit and/or the consummation of the transactions contemplated hereby, and (d) any and all fees, expenses, break costs (including costs calculated based on difference in swap and current rates) payments or other costs related to the termination of any swap agreements, derivative transactions or similar arrangements. “WARN Act” means the federal Worker Adjustment and Retraining Notification Act of 1988, and similar state, local and foreign laws related to plant closings, relocations, mass layoffs and employment losses. Annex-7 302010047 v18

Exhibit G Purchase Price Allocation Purchase Price allocated among the Securities: Company Percentage of Purchase Price Allocated to Securities Coram Materials Corp. Miller Place Development LLC Based on the aggregate value of the assets of A.B. of Sayville, Ltd. each Company, as described below MLFF Realty Corp. BSLH Realty Corp. Purchase Price allocated among the assets of each Company Cash Amount equal to Closing Cash as finally determined (Class I) pursuant to Section 2.04 of this Agreement. Marketable Securities and Net book value Certificates of Deposit (Class II) Accounts Receivable Net book value (Class III) Inventory Fair market value as of the Closing Date (Class IV) Prepaid Expenses and Other Current Net book value Assets (Class V) Leasehold Improvements, Machinery Fair market value as of the Closing Date and Equipment, Furniture and Fixtures and Vehicles (Class V) Real Estate and Buildings Fair market value as of the Closing Date (Class V) Section 197 Assets including Remainder Goodwill and Going Concern Value (Class VI and VII) 302010047 v18

SCHEDULE I Resignations Michael Vigliarolo, Manager/Director, President Lorraine Vigliarolo, Manager/Director, Vice President, Secretary and Treasurer 302010047 v18

SCHEDULE II Net Trade Working Capital Principles The Financial Statements of the Companies have been prepared in a manner consistent with the accounting principles of GAAP, with the exception that (i) they have never been audited, (ii) they do not account for inventory, and (iii) certain expenses have been capitalized which may not be eligible for the same type treatment under GAAP. 302010047 v18

SCHEDULE III Excluded Items The only entities included the transactions contemplated hereby are the Companies. All other Persons, including, but not limited to, any Affiliates thereof or of any of the Sellers are excluded and such Persons and all Liabilities associated therewith shall be Excluded Items. 302010047 v18

SCHEDULE IV Closing Indebtedness 302010047 v18